UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

_________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PURPLE INNOVATION, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Special Meeting of Stockholders

Dear Fellow Stockholder:

August 26, 2024

We are pleased to invite you to attend our special meeting of stockholders to be held on Tuesday, October 15, 2024, at 10:00 a.m. Mountain Time, as it may be adjourned or postponed from time to time. The special meeting will be conducted virtually via live audio webcast on the Internet.

The special meeting is primarily being called to ask our stockholders to consider and approve the following proposals to help protect the tax benefits of our approximately $238 million of net operating loss carryforwards (NOLs):

•        to amend our Second Amended and Restated Certificate of Incorporation to prohibit certain acquisitions of shares of our common stock that would result in ownership of greater than 4.9% of our common stock (or, for stockholders who already own greater than 4.9%, one-half of one percentage point greater than their current ownership); and

•        to ratify our June 27, 2024 Stockholder Rights Agreement in order to deter certain acquisitions of shares of our common stock that would result in ownership of greater than 4.9% of our common stock (or, for stockholders who already own greater than 4.9%, one-half of one percentage point greater than their current ownership).

Our ability to utilize our current NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended. If these proposals are not approved by our stockholders and no action is taken to protect our current NOLs, we believe it is possible that we could experience an ownership change under Code Section 382 before our current NOLs are fully utilized or expire. This could result in the limitation or loss of a very meaningful benefit to our Company and the value of your investment in us.

If approved at our special meeting, these NOL protections will sunset on June 30, 2025, when we believe the risk of an ownership change under Code Section 382 should significantly diminish.

Our Board of Directors has unanimously approved the proposals set forth in the accompanying proxy statement and recommends that you vote in favor of each proposal. We sincerely appreciate your support, and we look forward to seeing you at the special meeting.

Sincerely,
/s/ Robert T. DeMartini
Robert T. DeMartini
Chief Executive Officer

PURPLE INNOVATION, INC.
4100 North Chapel Ridge Road
Suite 200
Lehi, Utah 84043
(801) 756-2600

Notice of Special Meeting of Stockholders
to be Held October 15, 2024

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Purple Innovation, Inc., a Delaware corporation (the “Company,” “Purple,” “we” or “our”), will be held on October 15, 2024, at 10:00 a.m., Mountain Time, for the following purposes, as more fully described in the proxy statement accompanying this Notice of Special Meeting of Stockholders (the “Notice”):

1.      NOL PROTECTIVE CHARTER AMENDMENT.    To approve an amendment (the “NOL Protective Charter Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Current Charter”), to prohibit certain acquisitions of shares of our common stock in order to protect the tax benefits of our approximately $238 million of net operating loss carryforwards, as described in the accompanying proxy statement (the “NOL Protective Charter Amendment Proposal” or “Proposal No. 1”).

2.      RATIFICATION OF NOL RIGHTS PLAN.    To ratify the Company’s NOL Rights Plan in order to deter certain acquisitions of shares of our common stock in order to protect the tax benefits of our approximately $238 million of net operating loss carryforwards, as described in the accompanying proxy statement (the “Ratification of NOL Rights Plan Proposal” or “Proposal No. 2”).

3.      ADJOURNMENT.    To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1 and 2, as described in the accompanying proxy statement (the “Adjournment Proposal” or “Proposal No. 3”).

Only stockholders of record at the close of business on August 20, 2024, are entitled to receive notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. We recommend that stockholders vote “FOR” Proposals 1, 2 and 3 listed above. Our stock transfer books will remain open between the record date and the date of the Special Meeting. Beginning two days after this Notice is given, a list of stockholders eligible to vote at the Special Meeting will be available for inspection by stockholders at our principal office at any time up to the Special Meeting.

The Special Meeting will be conducted exclusively via live audio webcast and online stockholder tools. To attend and vote at the Special Meeting, you must register in advance at https://register.proxypush.com/PRPL prior to the deadline of October 13, 2024, at 5:00 p.m. Eastern Time. Stockholders who register will be able to attend and listen to the Special Meeting live, submit questions and vote their shares electronically at the Special Meeting from virtually any location around the world. There will be no physical meeting location. Even if you plan on participating in the Special Meeting electronically, to ensure your representation at the Special Meeting, we encourage you to complete, sign, date and return your proxy card promptly and, in any case, prior to 11:59 p.m., Eastern Time on October 14, 2024, either by Internet according to the instructions included in the notice of internet availability of proxy materials (the “Notice of Internet Availability of Proxy Materials”) or by mail. To ensure that all your shares are voted if your shares are represented by more than one Notice or proxy card, please vote once for each Notice or proxy card you receive. You may revoke your proxy at any time prior to the Special Meeting.

If you attend and vote electronically at the Special Meeting, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in the name of a broker, bank or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote in person at the Special Meeting.

If you hold your shares in the name of a broker, bank or other nominee, your broker, bank or other nominee may not vote your shares at its own discretion, absent instructions from you. Accordingly, please provide appropriate voting instructions to your broker, bank or other nominee to ensure your vote will count.

Your Vote is Very Important.

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, WE URGE YOU TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND, IN ANY CASE, SUCH THAT IT IS RECEIVED PRIOR TO 11:59 P.M., EASTERN TIME ON OCTOBER 14, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 15, 2024: The proxy statement is available at https://annualgeneralmeetings.com/prplsp2024.

PURPLE INNOVATION, INC.
By Order of the Board of Directors,
/s/ Tricia McDermott
Tricia McDermott
Chief Legal Officer, Secretary
Lehi, Utah, August 26, 2024

PURPLE INNOVATION, INC.
4100 North Chapel Ridge Road
Suite 200
Lehi, Utah 84043
(801) 756-2600
______________________________________

Proxy Statement

______________________________________

Solicitation of Proxies

The accompanying proxy is solicited on behalf of Purple Innovation, Inc., a Delaware corporation (the “Company,” “Purple,” “we” or “our”), by its Board of Directors (the “Board”) for use at the special meeting of stockholders of Purple to be held at 10:00 a.m., Mountain Time on October 15, 2024, or at any adjournments or postponements thereof (the “Special Meeting”), for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting of Stockholders (the “Notice”). The Special Meeting will be held exclusively via live audio webcast and online stockholder tools. There will not be an option to attend the Special Meeting in person.

A Notice of Internet Availability of Proxy Materials, or a proxy statement and accompanying form of proxy, are first being mailed to the Company’s stockholders on or about August 28, 2024. The Notice of Internet Availability of Proxy Materials provides instructions on how to access our proxy statement, vote by Internet prior to the Special Meeting and receive a paper copy of our proxy materials by mail. This proxy statement can be accessed directly at https://annualgeneralmeetings.com/prplsp2024 using the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. Any proxy duly provided pursuant to this solicitation may be revoked by the person or entity giving it at any time before it is voted by delivering a written notice of revocation to our Secretary, by executing a later dated proxy and delivering it to our Secretary, or by attending and voting at the Special Meeting (although attendance at the Special Meeting will not, in and of itself, constitute a revocation of a duly provided proxy). If you hold shares through a broker, bank or other nominee, you must follow the instructions of your broker, bank or other nominee to change or revoke your voting instructions. If you wish to vote online during the Special Meeting, you will be required to follow the process set forth below in “Voting and Related Matters — Voting at the Special Meeting.”

Outstanding Shares and Voting Rights

Stockholders who owned Purple Innovation, Inc. Class A common stock, par value $0.0001 per share (the “Class A Stock”), or Class B common stock, par value $0.0001 per share (the “Class B Stock” and together with the Class A Stock, the “Common Stock”), at the close of business on August 20, 2024 (the “Record Date”) are entitled to receive notice of, virtually attend and vote at, the Special Meeting.

Each share of Class A Stock and Class B Stock, voting together as a single class, is entitled to one vote. On the Record Date, there were 107,502,951 shares of Class A Stock outstanding, and 204,981 shares of Class B Stock outstanding, together constituting a total of 107,707,932 votes.

To constitute a quorum for the conduct of business at the Special Meeting, a majority of all outstanding shares of Common Stock entitled to vote at the Special Meeting must be represented, in person or by proxy, at the Special Meeting. Under the Delaware General Corporation Law (the “DGCL”), shares represented by proxy that reflect abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting. However, as no “routine” matters will be voted on at the Special Meeting, “broker non-votes” (which are shares held by a broker, bank or other nominee that are represented at the Special Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will not be counted as shares that are present for purposes of determining the presence of a quorum for the transaction of stockholder business at the Special Meeting. Importantly, Coliseum Capital Management, LLC and its affiliates (collectively, “Coliseum”) has indicated it intends to attend the Special Meeting for quorum purposes and to vote its shares “FOR” all proposals. Since Coliseum has voting power over approximately 43.5% of our Common Stock outstanding and entitled to vote on the Record Date, Coliseum’s attendance at the Special Meeting is anticipated to have a significant impact on the presence of a quorum for the transaction of stockholder business at the Special Meeting.

If you hold your shares in an account at a broker, bank or other nominee, then you should be aware that, if you fail to instruct your broker, bank or other nominee how to vote within 10 days of the Special Meeting, your broker, bank or other nominee does not have discretionary authority to vote on our “non-routine” proposals under the rules of the New York Stock Exchange (the “NYSE”), and therefore your broker, bank or other nominee is not permitted to vote your shares in its discretion on your behalf at the Special Meeting.

The voting standards for the three matters to be acted upon at the Special Meeting are as follows:

•        Proposal No. 1.    The approval of the NOL Protective Charter Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Abstentions, broker non-votes and shares not present virtually or represented by proxy at the Special Meeting will be considered in determining the number of votes necessary for approval of Proposal No. 1 and will therefore have the effect of a negative vote. Coliseum has indicated that it intends to vote all of its shares of Common Stock in favor of Proposal No. 1 at the Special Meeting. Since Coliseum has voting power over approximately 43.5% of our Common Stock outstanding and entitled to vote on the Record Date, Coliseum’s vote is anticipated to have a significant impact on the outcome of Proposal No. 1.

•        Proposal No. 2.    Pursuant to the NOL Rights Plan, as defined herein, the approval of the Ratification of NOL Rights Plan Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Abstentions, broker non-votes and shares not present virtually or represented by proxy at the Special Meeting will be considered in determining the number of votes necessary for approval of Proposal No. 2 and will therefore have the effect of a negative vote. Coliseum has indicated that it intends to vote all of its shares of Common Stock in favor of Proposal No. 2 at the Special Meeting. Since Coliseum has voting power over approximately 43.5% of our Common Stock outstanding and entitled to vote on the Record Date, Coliseum’s vote is anticipated to have a significant impact on the outcome of Proposal No. 2.

•        Proposal No. 3.    The Adjournment Proposal will only be presented if there is a quorum present at the Special Meeting but not enough votes at the time of the Special Meeting to approve Proposals No. 1 and 2 described herein. If there is not a quorum present at the Special Meeting, the chair of the Special Meeting may adjourn the Special Meeting from time to time until a quorum is present. If presented, the Adjournment Proposal will be approved if a majority of the votes cast by stockholders present or represented by proxy at the Special Meeting and entitled to vote thereon vote in favor of the Adjournment Proposal. Abstentions, broker non-votes and shares not present virtually or represented by proxy at the Special meeting will not be counted as votes cast and will have no effect on the determination of Proposal No. 3. Coliseum has indicated it intends to attend the Special Meeting for quorum purposes and vote all of its shares of Common Stock in favor of Proposal No. 3, if presented, at the Special Meeting. Since Coliseum has voting power over approximately 43.5% of our Common Stock outstanding and entitled to vote on the Record Date, Coliseum’s attendance at the Special Meeting is anticipated to have a significant impact on the presence of a quorum for the transaction of stockholder business at the Special Meeting, and Coliseum’s vote is anticipated to have a significant impact on the outcome of Proposal No. 3, if presented, at the Special Meeting.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that represent our current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. In some cases, you can identify these statements by forward-looking words such as “believe,” “expect,” “project,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” “may,” “might,” the negative of these words and other similar words. All forward-looking statements included in this proxy statement are made only as of the date hereof. It is routine for our internal projections and expectations to change throughout the year, and any forward-looking statements based upon these projections or expectations may change prior to the end of the next quarter or year. In addition, any statements that refer to projections of our future financial performance, our future net operating loss carryforwards or our future taxable income, and other characterizations of future events or circumstances are forward-looking statements. We caution and advise readers that these statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict, including those considerations included in the “Proposal No. 1 — The NOL Protective Charter Amendment Proposal — Certain Considerations Related to the NOL Protective Charter Amendment” and “Proposal No. 2 — The Ratification of NOL Rights Plan Proposal — Certain Considerations Related to the NOL Rights Plan.” Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements and investors are cautioned not to place undue reliance on any such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

i

Special Meeting of Stockholders

We have sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting to be held on October 15, 2024, at 10:00 a.m., Mountain Time. The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. Stockholders will be able to attend and listen to the Special Meeting live, submit questions and vote their shares electronically at the Special Meeting from virtually any location around the world. In order to attend and vote at the Special Meeting, you must register in advance at https://register.proxypush.com/PRPL prior to the deadline of October 13, 2024, at 5:00 p.m. Eastern Time. If you hold shares through a broker, bank or other nominee, you must follow the instructions of your broker, bank or other nominee to change or revoke your voting instructions, and if you wish to vote online during the Special Meeting you will be required to follow the process set forth below in “Voting and Related Matters — Voting at the Special Meeting.”

This proxy statement summarizes information about the proposals to be considered for stockholder approval at the Special Meeting and other information you may find useful in determining how to vote.

The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions or without your instructions. Todd Vogensen, our Chief Financial Officer, and Tricia McDermott, our Chief Legal Officer, have been designated as the proxies to cast the votes of our stockholders represented by duly submitted proxies at the Special Meeting.

A Notice of Internet Availability of Proxy Materials, or a proxy statement and accompanying form of proxy, are first being sent or given to our stockholders on or about August 28, 2024. The Notice of Internet Availability of Proxy Materials provides instructions on how to access our proxy statement, vote by Internet prior to the Special Meeting and receive a paper copy of our proxy materials by mail. The accompanying proxy statement can be accessed directly at https://annualgeneralmeetings.com/prplsp2024 using the control number located on your Notice of Internet Availability of Proxy Materials or proxy card.

Information About the Special Meeting

When is the Special Meeting?

The Special Meeting will be held at 10:00 a.m., Mountain Time, on October 15, 2024.

Where is the Special Meeting?

The Special Meeting will be a virtual stockholder meeting conducted exclusively via a live audio webcast. Stockholders will be able to attend and listen to the Special Meeting live, submit questions and vote their shares electronically at the Special Meeting from virtually any location around the world. To attend and vote at the Special Meeting, you must register in advance at https://register.proxypush.com/PRPL prior to the deadline of October 13, 2024, at 5:00 p.m. Eastern Time. We will ensure that all attending stockholders or their proxyholders can participate, submit questions and vote their shares electronically at the Special Meeting. As always, we encourage you to vote your shares prior to the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will vote upon the proposals listed in the Notice.

Who can attend the Special Meeting?

You (or your authorized representative) are entitled to participate in the Special Meeting if you were a stockholder of record as of the Record Date or hold a legal proxy for the Special Meeting provided by your broker, bank or other nominee. In order to attend and vote at the Special Meeting, you must register in advance at https://register.proxypush.com/PRPL prior to the deadline of October 13, 2024, at 5:00 p.m. Eastern Time.

What constitutes a quorum?

Under our Third Amended and Restated Bylaws (the “Bylaws”) and the DGCL, a quorum of stockholders is necessary to hold a valid special meeting of stockholders for the approval of matters submitted for a stockholder vote. Pursuant to our Bylaws, to constitute a quorum for the conduct of stockholder business at the Special Meeting, a majority of all outstanding shares of Common Stock entitled to vote at the Special Meeting must be represented, in person or by proxy, at the Special Meeting. Abstentions will be counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum at the Special Meeting. However, since no “routine” matters will be voted on at the Special Meeting, broker non-votes will not be counted as shares that are present for purposes of calculating whether a quorum is present. On the Record Date, there were 107,502,951 shares of Class A Stock outstanding, and 204,981 shares of Class B Stock outstanding, together constituting a total of 107,707,932 votes. Coliseum has indicated it intends to attend the Special Meeting for quorum purposes, which is anticipated to have a significant impact on the presence of a quorum for the transaction of stockholder business at the Special Meeting.

What are the recommendations of the Board?

Unless you instruct otherwise on your proxy card or in person at the Special Meeting, the persons named as proxy holders will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth below.

1.      Proposal No. 1:    “FOR” the NOL Protective Charter Amendment Proposal.

2.      Proposal No. 2:    “FOR” the Ratification of NOL Rights Plan Proposal.

3.      Proposal No. 3:    “FOR” the Adjournment Proposal.

Why are you conducting a virtual-only Special Meeting?

We are conducting the Special Meeting in a virtual format, similar to the Company’s annual meetings over the past several years, because a virtual format provides our stockholders with expanded access to the Special Meeting regardless of physical location and allows stockholders who would not otherwise be able to attend the Special Meeting the opportunity to do so. Like our prior in-person and virtual meetings, we will provide our stockholders with the opportunity to submit questions at the Special Meeting.

What if I experience technical issues with the virtual meeting platform?

All eligible stockholders who register to attend the Special Meeting will receive an email prior to the Special Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual Special Meeting or during the Special Meeting. Stockholders are encouraged to contact technical support if they encounter any technical difficulties with the Special Meeting webcast. In the event of any technical disruptions, we will still proceed with the Special Meeting.

What is the deadline for voting?

The deadline for voting by Internet prior to the Special Meeting is 11:59 p.m., Eastern Time on October 14, 2024. Votes cast by mail must be received no later than 11:59 p.m., Eastern Time on October 14, 2024. If you attend the virtual Special Meeting, you may vote your shares electronically during the Special Meeting. Any votes submitted by Internet or mail after the applicable deadline will not be counted, and any votes submitted electronically after the closing of the polls at the Special Meeting will not be counted.

Do I have appraisal rights?

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to any of the proposals being voted on.

How important are the Company’s Net Operating Loss Carryforwards (NOLs)?

As of June 30, 2024, we had projected net operating loss carryforwards for federal income tax purposes of approximately $238 million (our “Current NOLs”). While we cannot estimate the exact amount of our Current NOLs that we will be able use to reduce our future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our Current NOLs are a very valuable asset.

Our ability to utilize our Current NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 (“Code Section 382”) of the Internal Revenue Code of 1986, as amended (the “Code”). If no action is taken to protect our Current NOLs, we believe it is possible that we could experience an ownership change under Code Section 382 before our Current NOLs are fully utilized or expire.

What is the purpose of the NOL Protective Charter Amendment?

The purpose of the proposed NOL Protective Charter Amendment is to help preserve the long-term value to us of our Current NOLs by prohibiting direct or indirect transfers of our Common Stock that would affect the percentage of stock that is treated as being owned by “5-percent stockholders” within the meaning of Code Section 382. Changes in ownership of our 5-percent stockholders and the creation of new 5-percent stockholders can result in an ownership change under Code Section 382. If an ownership change under Code Section 382 is deemed to occur, the limitations imposed by Code Section 382 could significantly limit our ability to use our Current NOLs to reduce our future income tax liability and result in a material amount of our Current NOLs expiring unused and, therefore, significantly impair the value of our remaining Current NOLs. If no action is taken to protect our Current NOLs, we believe it is possible that we could experience an ownership change under Code Section 382 before our Current NOLs are fully utilized or expire.

What is the purpose of the NOL Rights Plan?

The purpose of our Board-approved NOL Rights Plan is to help preserve the long-term value to us of our Current NOLs by deterring the acquisition of our stock in excess of amounts that, because of Code Section 382, could result in an ownership change under Code Section 382 that could significantly limit our ability to use our Current NOLs to reduce our future income tax liability and result in a material amount of our Current NOLs expiring unused and, therefore, significantly impair the value of our remaining Current NOLs. If no action is taken to protect our Current NOLs, we believe it is possible that we could experience an ownership change under Code Section 382 before our Current NOLs are fully utilized or expire.

Why is the Board recommending both stockholder approval of the NOL Protective Charter Amendment and stockholder ratification of the NOL Rights Plan?

Our Board is recommending both stockholder approval of the NOL Protective Charter Amendment and stockholder ratification of the NOL Rights Plan because our Board has determined that these protective measures are the best way to preserve our ability to use our Current NOLs to reduce our future income tax liability, even though neither measure is a complete solution. While the NOL Rights Plan deters acquisitions of our Common Stock that would trigger an ownership change under Code Section 382, the NOL Rights Plan does not prohibit acquisitions of our Common Stock that would trigger an ownership change under Code Section 382. The NOL Protective Charter Amendment provides a mechanism to prohibit such an acquisition of our Common Stock that would trigger an ownership change under Code Section 382, although it may not be completely effective in accomplishing its purpose. As a result, our Board believes that both approving the NOL Protective Charter Amendment and ratifying the NOL Rights Plan provides the most complete protection of our ability to preserve and use our Current NOLs to reduce our future income tax liability.

How does the NOL Protective Charter Amendment affect stockholders who currently beneficially own greater than 4.9% of our outstanding Common Stock?

If you currently beneficially own greater than 4.9% of our outstanding Common Stock and the NOL Protective Charter Amendment is approved by our stockholders at the Special Meeting, you will be able to acquire additional shares of our Common Stock, but only if the acquisition does not increase the percentage of your stock ownership by more than one-half of one percentage point of our outstanding shares of Common Stock. Additionally, you will be able to sell or transfer shares of our Common Stock only if the sale or transfer does not increase the percentage of stock ownership of another stockholder of greater than 4.9% of our outstanding Common Stock by more than one-half of one percentage point of our outstanding shares of Common Stock or result in the creation of a new stockholder of greater than 4.9% of our outstanding Common Stock. You will also be able to transfer your shares of our Common Stock through open-market sales to a “Public Group” (as that term is defined under Code Section 382). The NOL Protective Charter Amendment also allows for your exercise of currently outstanding conversion rights, exchange rights, warrants or options, or other similar rights that are currently outstanding as of the effective date of the NOL Protective Charter Amendment. However, while the exercise of such outstanding conversion rights, exchange rights, warrants or options, or other similar rights, is not prohibited under the NOL Protective Charter Amendment, such an exercise may result in an ownership change under Code Section 382 that could limit our use of our Current NOLs. Any acquisition of our Common Stock in violation of the NOL Protective Charter Amendment will be void as of the date it is attempted. Upon our written demand, the violating acquiring stockholder must transfer the excess acquired Common Stock to our transfer agent (along with any dividends or other distributions paid with respect to such excess acquired Common Stock). Our transfer agent is then required to sell such excess acquired Common Stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the NOL Protective Charter Amendment. The net proceeds of the sale (together with any dividends or other distributions with respect to such excess acquired Common Stock) received by our transfer agent, after deduction of all costs incurred by the transfer agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess acquired Common Stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess acquired Common Stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. Further, we may hold any stockholder liable, to the fullest extent of the law, for any intentional violation of the NOL Protective Charter Amendment. To the extent permitted by law, any stockholder who knowingly violates the NOL Protective Charter Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation on our ability to use the Current NOLs and any professional fees incurred in connection with addressing such violation. For a list of stockholders who beneficially own in excess of 4.9% of our outstanding Common Stock as of the Record Date, see “Common Stock Ownership of Certain Beneficial Owners.”

How does the NOL Protective Charter Amendment affect stockholders who currently beneficially own less than 4.9% of our outstanding Common Stock?

If you currently beneficially own less than 4.9% of our outstanding Common Stock and the NOL Protective Charter Amendment is approved by our stockholders at the Special Meeting, you will be able to acquire additional shares up to 4.9% of our outstanding Common Stock. Additionally, you will be able to sell or transfer your shares either to (i) a purchaser who, after the sale, also would own less than 4.9% of our outstanding Common Stock or (ii) a purchaser who already holds greater than 4.9% of our outstanding Common Stock, so long as such sale or transfer does not increase the purchaser’s ownership by more than one-half of one percentage point of our outstanding shares of Common Stock. Any transfer in violation of the NOL Protective Charter Amendment is void as of the date it is attempted. Upon written demand by the Company, the purported transferee must transfer the excess acquired Common Stock to our transfer agent (along with any dividends or other distributions paid with respect to such excess acquired Common Stock). Our transfer agent is then required to sell such excess acquired Common Stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the NOL Protective Charter Amendment. The net proceeds of the sale (together with any dividends or other distributions with respect to such excess acquired Common Stock) received by our transfer agent, after deduction of all costs incurred by the transfer agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess acquired Common Stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess acquired Common Stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. Further, we may hold any stockholder liable, to the fullest extent of the law, for any intentional violation of the NOL Protective Charter Amendment. To the extent permitted by law, any stockholder who knowingly violates the NOL Protective Charter Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation on our ability to use the Current NOLs and any professional fees incurred in connection with addressing such violation.

How does the NOL Rights Plan affect stockholders who currently beneficially own greater than 4.9% of our outstanding Common Stock?

If you currently beneficially own greater than 4.9% of our outstanding Common Stock and the NOL Rights Plan is ratified by our stockholders at the Special Meeting, you will be able to acquire additional shares of our Common Stock without triggering the NOL Rights Plan, but only if the acquisition does not increase the percentage of your stock ownership by more than one-half of one percentage point of our outstanding shares of Common Stock. Additionally, you will be able to sell or transfer shares of our Common Stock without triggering the NOL Rights Plan, but only if the sale or transfer does not increase the percentage of stock ownership of another stockholder of greater than 4.9% of our outstanding Common Stock by more than one-half of one percentage point of our outstanding shares of Common Stock or result in the creation of a new stockholder of greater than 4.9% of our outstanding Common Stock. You will also be able to transfer your shares of our Common Stock through open market sales to a Public Group. The NOL Rights Plan also allows for the exercise of currently outstanding conversion rights, exchange rights, warrants or options, or other similar rights, that are currently outstanding as of the effective date of the NOL Rights Plan. However, while the exercise of such outstanding conversion rights, exchange rights, warrants or options, or other similar rights, will not trigger the NOL Rights Plan, such an exercise may result in an ownership change under Code Section 382 that could limit our use of our Current NOLs. In the event that any Person or group (other than certain exempt persons) triggers the NOL Rights Plan by becoming an “Acquiring Person” (as defined in the NOL Rights Plan), each holder of a right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose rights automatically become null and void) will have the right to receive, upon exercise, preferred stock having a value equal to two times the exercise price of the right. For a list of stockholders who beneficially own in excess of 4.9% of our outstanding Common Stock as of the Record Date, see “Common Stock Ownership of Certain Beneficial Owners.”

How does the NOL Rights Plan affect stockholders who currently beneficially own less than 4.9% of our outstanding Common Stock?

If you currently beneficially own less than 4.9% of our outstanding Common Stock and the NOL Rights Plan is ratified by our stockholders at the Special Meeting, you will be able to acquire additional shares up to 4.9% of our outstanding Common Stock without triggering the NOL Rights Plan. Additionally, you will be able to sell or transfer your shares without triggering the NOL Rights Plan to either (i) a purchaser who, after the sale, also would own less than 4.9% of our outstanding Common Stock or (ii) a purchaser who already holds greater than 4.9% of our outstanding Common Stock, so long as such sale or transfer does not increase their ownership by more than one-half of one percentage point of our outstanding shares of Common Stock. In the event that any Person or group (other than certain exempt persons) becomes an Acquiring Person, each holder of a right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose rights automatically become null and void) will have the right to receive, upon exercise, preferred stock having a value equal to two times the exercise price of the right.

When do the NOL protections under the NOL Protective Charter Amendment and the NOL Rights Plan Expire?

At the latest, the NOL protections under the NOL Protective Charter Amendment and the NOL Rights Plan will sunset on June 30, 2025, when we believe the risk of an ownership change under Code Section 382 should significantly diminish.

By its terms, the NOL Protective Charter Amendment will expire on the earliest of (i) the close of business on June 30, 2025; (ii) our Board’s determination that the NOL Protective Charter Amendment is no longer necessary for the preservation of our Current NOLs because of the repeal of Code Section 382 or any successor statute; (iii) the beginning of a taxable year of the Company to which our Board determines that no Current NOLs may be carried forward; or (iv) such other date as our Board determines.

If our stockholders ratify the NOL Rights Plan at the Special Meeting, by its terms the NOL Rights Plan will expire on the earliest to occur of (i) the close of business on June 30, 2025; (ii) the time at which the Rights are redeemed or exchanged by the Company; (iii) the repeal of Code Section 382 if our Board determines that the NOL Rights Plan is no longer necessary for the preservation of our Current NOLs; and (iv) the beginning of a taxable year of the Company to which our Board determines that no Current NOLs may be carried forward.

Voting and Related Matters

Voting Procedures

The proposals that will be presented at the Special Meeting for stockholder approval and upon which you are being asked to vote are discussed below in the “Proposals” section of this proxy statement. All stockholders of record at the close of business on the Record Date are entitled to vote at the Special Meeting. In contrast, if you are a beneficial owner of our Common Stock as of the Record Date and your shares are held in an account at a broker, bank or other nominee, then you must affirmatively instruct your bank, broker or other nominee how you would like your shares to be voted, which you can do by following the instructions provided to you by the bank, broker or other nominee.

Each share of Common Stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Special Meeting for stockholder approval.

Methods of Voting

You may vote by Internet or mail prior to the Special Meeting or electronically at the Special Meeting. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential, except in certain circumstances where it is important to protect the interests of Purple and its stockholders.

Voting by Internet Prior to the Special Meeting

You may vote by Internet prior to the Special Meeting by following the instructions included in the Notice of Internet Availability of Proxy Materials and submitting your vote prior to 11:59 p.m., Eastern Time on October 14, 2024 (proxy cards received after 11:59 p.m., Eastern Time on October 14, 2024, will not be counted). Please promptly complete and submit your proxy card to ensure that it is received prior to the applicable deadline.

Voting by Mail Prior to the Special Meeting

You may vote by mail by completing, signing and dating your proxy card and returning it to the address provided on your proxy card prior to 11:59 p.m., Eastern Time on October 14, 2024 (proxy cards received after 11:59 p.m., Eastern Time on October 14, 2024, will not be counted). Please promptly mail your proxy card to ensure that it is received prior to the applicable deadline.

Voting at the Special Meeting

If you intend to attend and vote electronically at the Special Meeting, you must register in advance at https://register.proxypush.com/PRPL prior to the deadline of October 13, 2024, at 5:00 p.m. Eastern Time. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote electronically at the Special Meeting.

If your shares of Common Stock are registered in the name of your broker, bank or other nominee, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares of Common Stock registered in the name of your broker, bank or other nominee as of the Record Date, in order to vote in person at the virtual Special Meeting, you must, in addition to registering in advance at https://register.proxypush.com/PRPL, obtain a valid legal proxy from your broker, bank or other nominee and then register to vote at the Special Meeting. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee, to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other nominee, to then register to vote at the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to alamb@pacificstocktransfer.com. You may also mail or fax proof of your legal proxy to:

Pacific Stock Transfer, Inc.,
Attn: Angela L. Lamb
6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

Requests for registration must be labeled as “Legal Proxy” and be received no later than October 13, 2024, at 5:00 p.m. Eastern Time. You will receive confirmation of your registration to vote at the Special Meeting by email after we receive your registration materials, including instructions for voting at the Special Meeting. We will also post a recording of the Special Meeting on our investor relations website, which will be available for replay following the Special Meeting for 60 days.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must, before the applicable deadline stated above:

•        provide written notice of the revocation addressed to our Secretary at our principal executive office, 4100 N. Chapel Ridge Road, Suite 200, Lehi, Utah 84043; or

•        attend the Special Meeting and vote electronically.

You may also change your vote at any time before the proxy is exercised by sending a duly executed proxy card bearing a later date prior to 11:59 p.m., Eastern Time on October 14, 2024 (proxy cards received after 11:59 p.m., Eastern Time on October 14, 2024, will not be counted). The powers of the proxy holders with respect to your shares of Common Stock will be superseded if you attend the Special Meeting in person and request to recast your vote at the Special Meeting. However, attendance at the Special Meeting will not, by itself, revoke a previously granted proxy.

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date are entitled to receive notice and vote at the Special Meeting. On the Record Date, there were 107,502,951 shares of Class A Stock outstanding and 204,981 shares of Class B Stock outstanding, together constituting a total of 107,707,932 votes. Each holder of Common Stock voting at the Special Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on the Record Date on each proposal to be voted on at the Special Meeting.

The presence, electronically or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum for the transaction of stockholder business at the Special Meeting. Assuming that a quorum is present:

(1)    Proposal No. 1.    The NOL Protective Charter Amendment Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date. Abstentions, broker-non votes and shares not present virtually or represented by proxy at the Special Meeting will be considered in determining the number of votes necessary for approval of Proposal No. 1 and will therefore have the effect of a negative vote.

(2)    Proposal No. 2.    The Ratification of NOL Rights Plan Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date. Abstentions, broker-non votes and shares not present virtually or represented by proxy at the Special Meeting will be considered in determining the number of votes necessary for approval of Proposal No. 2 and will therefore have the effect of a negative vote.

(3)    Proposal No. 3.    If presented, the Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock casting votes in person or by proxy on this Proposal No. 3 at the Special Meeting. Abstentions, broker non-votes and shares not present virtually or represented by proxy at the Special meeting will not be counted as votes cast and will have no effect on the determination of Proposal No. 3.

Coliseum has indicated it intends to attend the Special Meeting for quorum purposes and to vote in favor of Proposals No. 1, 2 and 3, which is anticipated to have a significant impact on the outcomes of Proposals No. 1, 2 and 3. Coliseum has voting power over approximately 43.5% of our Common Stock outstanding and entitled to vote on the Record Date.

Votes cast by proxy or electronically at the Special Meeting will be tabulated by the election inspector appointed for the Special Meeting. The election inspector will also determine whether a quorum is present at the Special Meeting. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting. However, since no “routine” matters will be voted on at the Special Meeting, the election inspector will treat broker non-votes as shares that are not present for purposes of calculating whether a quorum is present.

A broker non-vote occurs when a bank, broker or other nominee does not vote on a particular proposal with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the bank, broker or other nominee has not received voting instructions from the beneficial owner. Under the rules of the NYSE that govern brokers who are voting with respect to shares held in street name, banks, brokers and other nominees have the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. No “routine” matters will be voted on at the Special Meeting. “Non-routine” matters include the NOL Protective Charter Amendment Proposal, the Ratification of NOL Rights Plan Proposal and the Adjournment Proposal. Therefore, if you do not provide your bank, broker or other nominee specific voting instructions, your shares will not be voted on any proposals at the Special Meeting.

With regard to the NOL Protective Charter Amendment Proposal and the Ratification of NOL Rights Plan Proposal, abstentions and broker non-votes will be considered in determining the number of votes necessary for approval of Proposal No. 1 and 2 and will therefore have the same effect as a negative vote. With regard to the Adjournment Proposal, abstentions and broker non-votes will not be counted as votes cast on the matter and will have no effect on the outcome of Proposal No. 3.

Voting of Proxies

When a vote is properly cast via proxy card, the shares of our Common Stock it represents will be voted at the Special Meeting as directed. If no specification is indicated, the shares will be voted:

(1)    “FOR” the NOL Protective Charter Amendment Proposal;

(2)    “FOR” the Ratification of NOL Rights Plan Proposal; and

(3)    “FOR” the Adjournment Proposal.

Voting Results

Preliminary voting results will be announced at the Special Meeting and final results will be published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares of our Common Stock for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, internet or other means, without additional compensation. We do not presently intend to solicit proxies other than by e-mail and mail.

Availability of our Filings with the SEC and Additional Information

Through our investor relations website, investors.purple.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K, as well as Form 3, Form 4 and Form 5 reports of our directors, officers and principal stockholders, together with amendments to these reports filed or furnished pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We will also provide, upon written request, without charge to each stockholder of record as of the Record Date, copies of our 2023 Form 10-K. Any exhibits listed in the 2023 Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our executive offices at 4100 N. Chapel Ridge Road, Suite 200, Lehi, Utah 84043, to the attention of Tricia McDermott, Chief Legal Officer and Secretary.

This proxy statement is also available at: https://annualgeneralmeetings.com/prplsp2024. All of our SEC filings can also be accessed through the SEC’s website, http://www.sec.gov. Our Class A Stock is listed on the Nasdaq Global Market (“Nasdaq”) under the symbol PRPL, and reports and other information on the Company can be reviewed at the office of Nasdaq.

If you have more questions about the Special Meeting or require assistance in submitting your proxy or registering to attend the virtual Special Meeting to vote your shares, please contact J. Scott Askew, our Senior Deputy General Counsel, at (801) 756-2600 ext. 116 or by email at scott.a@purple.com. If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 15, 2024: This proxy statement is available at https://annualgeneralmeetings.com/prplsp2024.

Proposal No. 1 — The NOL PROTECTIVE Charter Amendment Proposal

Overview

We are requesting that our stockholders approve the proposed NOL Protective Charter Amendment designed to prohibit certain acquisitions of our Common Stock to protect the tax benefits of our approximate $238 million of our Current NOLs.

Background and Purpose of the NOL Protective Charter Amendment

Our past operations have generated significant net operating losses and other tax benefits (collectively, “NOLs”). Under federal tax laws in effect regarding post-2017 NOLs for taxable years beginning after December 31, 2020, corporate NOLs (i) cannot be carried back; (ii) are carried forward indefinitely; and (iii) are limited to 80% of taxable income for any tax year (computed without regard to the NOL deduction). However, there are special rules which remain subject to the pre-2018 NOL rules (i.e., a two-year carryback, a 20-year carryforward and no 80% limitation). NOLs generated pre-2018 generally can reduce ordinary income tax paid in the prior two tax years or on future taxable income for up to 20 years, at which point they “expire” for such purposes. Until they expire, NOLs can offset up to 100% of taxable income.

On June 30, 2024, we had projected approximately $238 million of Current NOLs available for use to offset our future federal taxable income. While the amount and timing of our future taxable income cannot be predicted with any certainty and, accordingly, we cannot predict the amount of these Current NOLs that may ultimately be used to reduce our income tax liability, to the extent that the Current NOLs do not otherwise become limited, these Current NOLs are a valuable asset to the Company.

Our ability to utilize our Current NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Code Section 382. Under Code Section 382, an “ownership change” occurs if one or more stockholders or groups of stockholders that is each deemed to own at least 5% of our equity, which includes (i) any stock, including shares of Common Stock, issued by the Company; (ii) shares of preferred stock issued by the Company (other than preferred stock described in Section 1504(a)(4) of the Code); and (iii) warrants, rights or options (including options within the meaning of Treas. Reg. Section 1.382-2T(h)(4)(v) or Treas. Reg. Section 1.382-4(d)(9)) to purchase securities of the Company, increases their aggregate ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change under Code Section 382 occurs, Code Section 382 would impose an annual limit on the amount of our Current NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Code Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change under Code Section 382 is deemed to occur, the limitations imposed by Code Section 382 could significantly limit our ability to use our Current NOLs to reduce our future income tax liability and result in a material amount of our Current NOLs expiring unused and, therefore, significantly impair the value of our remaining Current NOLs. If no action is taken to protect our Current NOLs, we believe it is possible that we could experience an ownership change under Code Section 382 before our Current NOLs are fully utilized or expire.

On June 27, 2024, our Board, subject to approval by our stockholders, approved the NOL Protective Charter Amendment which would add a newly designated Article XIII to our Current Charter. The purpose of the NOL Protective Charter Amendment is to assist us in protecting long-term value to us of our Current NOLs by prohibiting direct or indirect acquisitions of our Common Stock that could affect the percentage of Common Stock that is treated as being owned by a holder of greater than 4.9% of our outstanding Common Stock. Specifically, the NOL Protective Charter Amendment includes a mechanism to block the impact of such acquisitions while allowing any violating purchasers to receive substantially all of their money back from their prohibited purchases. It is important to note that the NOL Protective Charter Amendment can only provide limited protections of our Current NOLs and that an ownership change under Code Section 382 may still occur even if stockholders approve the NOL Protective Charter Amendment. The NOL Protective Charter Amendment will not become effective unless and until it is approved by stockholders at the Special Meeting holding a majority of the outstanding Common Stock as of the Record Date. The NOL Protective Charter Amendment has not been proposed as an anti-takeover measure, although it may have that effect. See “Certain Considerations Related to the NOL Protective Charter Amendment — Anti-Takeover Effect.”

Description of the NOL Protective Charter Amendment

The following description of the NOL Protective Charter Amendment is qualified in its entirety by reference to the complete text of the NOL Protective Charter Amendment, which is contained in Appendix A to this proxy statement.

Please read the NOL Protective Charter Amendment in its entirety as the following description is only a summary of the material terms of the NOL Protective Charter Amendment.

Prohibited Transfers.    The NOL Protective Charter Amendment generally will prohibit any direct or indirect acquisition of our Common Stock (such as acquisitions that result from the transfer of interests in other entities that own our Common Stock) if the effect would be to:

•        increase the direct, indirect or constructive ownership of our Common Stock by any Person (as defined below) from less than 4.9% to greater than 4.9% of our outstanding Common Stock; or

•        increase the percentage of our Common Stock owned directly, indirectly or constructively by a Person currently beneficially owning or deemed to own greater than 4.9% of our outstanding Common Stock by more than one-half of one percentage point of our outstanding shares of Common Stock.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group, but does not include a Public Group.

Prohibited transfers include sales to Persons whose resulting percentage ownership (directly, indirectly or constructively) of our Common Stock would exceed the applicable thresholds discussed above, or to Persons whose direct, indirect or constructive ownership of our Common Stock would by attribution cause another Person to exceed such thresholds. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.9% stockholder or otherwise engages in an acquisition that exceeds the applicable thresholds discussed above under the NOL Protective Charter Amendment. A transfer of our Common Stock from one member of a Public Group to another member of the same Public Group does not increase the percentage of our Common Stock owned directly, indirectly or constructively by the Public Group and, therefore, such transfers are not restricted under the NOL Protective Charter Amendment. For purposes of determining the existence and identity of, and the amount of our Common Stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our Common Stock. Notwithstanding anything contrary to Code Section 382, any Common Stock issuable or issued upon the exercise of conversion rights, exchange rights, warrants or options, or other similar rights, that are in existence on the effective date of the NOL Protective Charter Amendment shall not be included in determining a Person’s percentage ownership of our Common Stock for purposes of the NOL Protective Charter Amendment. For example, Coliseum beneficially owns approximately 43.5% of our Common Stock outstanding and entitled to vote on the Record Date. In addition, it also beneficially owns warrants that are immediately exercisable at $1.50 per share for an additional 13,442,623 shares of our Common Stock (which exercise would increase Coliseum’s beneficial ownership by approximately 6.1 percentage points to approximately 49.6%of our outstanding Common Stock). Coliseum’s exercise of these currently existing warrants will not be prohibited by the NOL Protective Charter Amendment, even though such exercise may result in an ownership change under Code Section 382 that could limit our use of our Current NOLs. See “Common Stock Ownership of Certain Beneficial Owners.”

These transfer restrictions may result in the delay or refusal of certain requested acquisitions or transfers of our Common Stock or prohibit ownership (thus requiring dispositions) of our Common Stock due to a change in the relationship between two or more Persons or entities or to a transfer of an interest in an entity other than us that, directly, indirectly or constructively, owns our Common Stock. These transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Code Section 382) with respect to our Common Stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership. These transfer restrictions do not apply to the exercise of conversion rights, exchange rights, warrants or options, or other similar rights that are in existence as of the effective date of the NOL Protective Charter Amendment. The NOL Protective Charter Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our Common Stock, to provide all information reasonably requested regarding such Person’s direct, indirect or constructive ownership of our Common Stock.

Consequences of Prohibited Transfers.    Upon the effective date of the NOL Protective Charter Amendment, any direct or indirect acquisition or transfer of our Common Stock attempted in violation of the NOL Protective Charter Amendment will be void as of the date of the prohibited acquisition or transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our Common Stock will terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) will not be recognized as the owner of the shares of our Common Stock owned in violation of the NOL Protective Charter Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise (except as otherwise allowed by the NOL Protective Charter Amendment). In this proxy statement, shares of our Common Stock purportedly acquired in violation of the NOL Protective Charter Amendment are referred to as “excess acquired Common Stock.”

In addition to a prohibited acquisition or transfer being void as of the date it is attempted, upon written demand by the Company, the purported transferee must transfer the excess acquired Common Stock to our transfer agent (along with any dividends or other distributions paid with respect to such excess acquired Common Stock). Our transfer agent is required to sell such excess acquired Common Stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the NOL Protective Charter Amendment. The net proceeds of the sale (together with any dividends or other distributions with respect to such excess acquired Common Stock) received by our transfer agent, after deduction of all costs incurred by the transfer agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess acquired Common Stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess acquired Common Stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess acquired Common Stock are sold by the purported transferee, such Person will be treated as having sold the excess acquired Common Stock on behalf of the transfer agent and will be required to remit all proceeds to our transfer agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such Person otherwise would have been entitled to retain had our transfer agent sold such shares). If the transferee or the transferor fails to surrender the excess acquired Common Stock or the proceeds of a sale thereof to our transfer agent within 30 days from the date on which the Company makes a written demand, then the Company may institute legal proceedings to compel such surrender.

To the extent permitted by law, any stockholder who knowingly violates the NOL Protective Charter Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation on our ability to use the Current NOLs and any professional fees incurred in connection with addressing such violation.

Public Groups; Modification and Waiver of Transfer Restrictions.    In order to facilitate sales by stockholders into the market, the NOL Protective Charter Amendment permits the sale or transfer of our Common Stock where the transferee is a Public Group. In addition, our Board will have the discretion to approve an acquisition or transfer of our Common Stock that will otherwise violate the transfer restrictions if it determines that the acquisition or transfer is in our best interests (an “Approved Transfer”). If our Board decides to grant an Approved Transfer, that Approved Transfer or later transfers may result in an ownership change under Code Section 382 that could limit our use of our Current NOLs. In deciding whether to grant an Approved Transfer, our Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the NOL Protective Charter Amendment or the status of our federal income tax benefits, including an opinion of counsel that the transfer will not result in a limitation on the use of our Current NOLs under Code Section 382. If our Board decides to grant an Approved Transfer, it may impose conditions on such waiver on the acquirer or selling party. No transaction that qualifies as an Approved Transfer shall constitute a prohibited transfer or otherwise be subject to the conditions or restrictions imposed on acquisitions or transfers under the NOL Protective Charter Amendment.

In the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest or modify any of the definitions and terms of the transfer restrictions under the NOL Protective Charter Amendment, provided that our Board determines, by adopting a written resolution, that such action is necessary or advisable to preserve the Current NOLs or for any other reason. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

Our Board may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any acquisition or transfer of our Common Stock would jeopardize our ability to use our Current NOLs.

Implementation and Expiration of the NOL Protective Charter Amendment

If our stockholders approve the NOL Protective Charter Amendment at the Special Meeting, we intend to file a Certificate of Amendment to our Current Charter including the NOL Protective Charter Amendment with the Secretary of State of the State of Delaware promptly after the Special Meeting, whereupon the NOL Protective Charter Amendment will become effective. We intend to enforce the restrictions in the NOL Protective Charter Amendment immediately thereafter to help preserve our future use of our Current NOLs. We also intend to include a legend reflecting the transfer restrictions included in the NOL Protective Charter Amendment on certificates representing newly issued or transferred shares of our Common Stock, to disclose such restrictions to Persons holding our Common Stock in uncertificated form and to disclose such restrictions to the public generally.

The NOL Protective Charter Amendment will expire on the earliest of (i) the close of business on June 30, 2025; (ii) our Board’s determination that the NOL Protective Charter Amendment is no longer necessary for the preservation of our Current NOLs because of the repeal of Code Section 382 or any successor statute; (iii) the beginning of a taxable year of the Company to which our Board determines that no Current NOLs may be carried forward; or (iv) such other date as our Board determines.

Effectiveness and Enforceability

Although the NOL Protective Charter Amendment is intended to reduce the likelihood of an ownership change under Code Section 382 that could limit our use of our Current NOLs, we cannot eliminate the possibility that an ownership change under Code Section 382 will occur even if the NOL Protective Charter Amendment is approved by our stockholders at the Special Meeting given that:

•        Our Board can permit a sale or transfer of our Common Stock to an acquirer that results or contributes to an ownership change under Code Section 382 if our Board determines that such sale or transfer is in our best interests;

•        A court could find that part or all of the NOL Protective Charter Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation;

•        Despite the approval by our stockholders at the Special Meeting of the NOL Protective Charter Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Code Section 382, including any acquisitions or transfers that are otherwise permitted by our Board; and

•        Although the NOL Protective Charter Amendment does not prohibit the exercise of currently outstanding conversion rights, exchange rights, warrants or options, or other similar rights, such an exercise may result in an ownership change under Code Section 382.

Accordingly, we cannot assure you that an ownership change under Code Section 382 will not occur even if the NOL Protective Charter Amendment is approved and becomes effective.

As a result of these and other factors, the NOL Protective Charter Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change under Code Section 382 that would limit our ability to utilize the Current NOLs.

Code Section 382 Ownership Change Determinations

The rules of Code Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Code Section 382 ownership change has occurred include the following:

•        Each stockholder who owns less than 5% of our Common Stock is generally (but not always) aggregated with other such stockholders and treated as a single “5-percent stockholder” for purposes of Code Section 382. Sales or transfers of our Common Stock to a Public Group will generally (but not always) be excluded from the Code Section 382 calculation;

•        There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Code Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities;

•        Acquisitions by a Person that cause the Person to become a Code Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded;

•        Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder under Code Section 382. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change;

•        Our redemption or buyback of our Common Stock will increase the ownership of any Code Section 382 “5-percent stockholders” (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change under Code Section 382. In addition, it is possible that our redemption or buyback of shares could cause a holder of less than 5% to become a Code Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership; and

•        The exercise of currently outstanding conversion rights, exchange rights, warrants or options, or other similar rights, as of the effective date of the NOL Protective Charter Amendment will not be prohibited by the NOL Protective Charter Amendment, but may result in an ownership change under Code Section 382.

Certain Considerations Related to the NOL Protective Charter Amendment

Our Board believes that attempting to preserve the tax benefits of our Current NOLs as described in this Proposal No. 1 is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change under Code Section 382 will occur even if this Proposal No. 1 is approved by our stockholders at the Special Meeting. Please consider the items discussed below in voting on this Proposal No. 1.

Future Use and Amount of our Current NOLs and Other Tax Benefits Is Uncertain.    Our use of our Current NOLs and other tax benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have future taxable income in any applicable period or, if we do, whether such income or our Current NOLs or other tax benefits at such time will exceed any potential limitation under Code Section 382.

Potential Challenge to our Current NOLs and Other Tax Benefits.    The amount of our Current NOLs has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of our Current NOLs, which could result in an increase in our future liability for income taxes. In addition, determining whether an ownership change under Code Section 382 has occurred is subject to uncertainty, both because of the complexity and ambiguity of the provisions of Code Section 382 and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an ownership change under Code Section 382 and attempt to reduce the benefit of our Current NOLs and other tax benefits available to us at such time, even if the NOL Protective Charter Amendment is in place.

Continued Risk of Ownership Change under Code Section 382.    Although the NOL Protective Charter Amendment is intended to reduce the likelihood of an ownership change under Code Section 382 by, among other things, making certain acquisitions or transfers of our Common Stock void to the fullest extent permitted by law, we cannot assure you that the NOL Protective Charter Amendment will be effective. The amount by which an ownership interest under Code Section 382 may change in the future could, for example, be affected by sales of our Common Stock by stockholders who are 5%-stockholders (as defined under Code Section 382) or by sales or purchases of stock or other interests in corporations, partnerships or other legal entities that own greater than 4.9% of our outstanding Common Stock, over which we have no control. Further, while the NOL Protective Charter Amendment allows for the exercise of currently outstanding conversion rights, exchange rights, warrants or options, or other similar rights, such exercises may result in an ownership change under Code Section 382. It may also be in our best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of our Common Stock in excess of the specified limitations or to issue new or redeem existing equity in the future, all of which may increase the likelihood of an ownership change under Code Section 382.

Potential Adverse Effects on the Market for Our Common Stock.    The NOL Protective Charter Amendment will prohibit a stockholder’s ability to acquire, directly, indirectly or constructively, additional shares of our Common Stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our Common Stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our Common Stock may become subject to the restrictions of the NOL Protective Charter Amendment upon actions taken by Persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our Common Stock and consult their own legal advisors and/or us to determine whether their ownership of our Common Stock approaches the restricted levels.

Potential Impact on the Value of Our Common Stock.    If the NOL Protective Charter Amendment is approved by our stockholders at the Special Meeting, our Board intends to include a legend reflecting the transfer restrictions included in the NOL Protective Charter Amendment on certificates representing newly issued or transferred shares of our Common Stock, to disclose such restrictions to Persons holding our Common Stock in uncertificated form and to disclose such restrictions to the public generally. Because certain buyers, including Persons who wish to acquire greater than 4.9% of our outstanding Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may choose not to purchase our Common Stock, the NOL Protective Charter Amendment could have an adverse effect on the marketability and trading value of our Common Stock in an amount that could more than offset any value preserved from protecting our Current NOLs. The NOL Protective Charter Amendment could also have a negative impact on the trading value of our Common Stock by deterring Persons or groups of Persons from acquiring our Common Stock, including in acquisitions that might result in some or all of our stockholders receiving a premium above market value.

Anti-Takeover Effect.    While the NOL Protective Charter Amendment is not intended to prevent, or even discourage, a proposal to acquire the Company, if approved by our stockholders at the Special Meeting, the NOL Protective Charter Amendment may have a potential anti-takeover effect because, among other things, it will restrict the ability of a Person, entity or group to accumulate greater than 4.9% of our outstanding Common Stock and the ability of Persons, entities or groups now owning greater than 4.9% of our outstanding Common Stock to acquire any significant amount of additional shares of our Common Stock, in each case, without the approval of our Board. Accordingly, the overall effects of the NOL Protective Charter Amendment, if approved by our stockholders at the Special Meeting, may be to render more difficult or discourage a merger, tender offer, proxy contest or assumption of control by a substantial holder of our Common Stock and may have an adverse effect on the marketability and the trading value of our Common Stock. However, the NOL Protective Charter Amendment should not interfere with any merger or other business combination approved by the Board.

Impact on Holders of our Common Stock

Effect of the NOL Protective Charter Amendment If You Currently Beneficially Own Greater Than 4.9% of our Outstanding Common Stock.    If you currently beneficially own greater than 4.9% of our Common Stock and the NOL Protective Charter Amendment is approved by our stockholders at the Special Meeting, you will be able to acquire additional shares of our Common Stock, but only if the acquisition does not increase the percentage of your stock ownership by more than one-half of one percentage point of our outstanding shares of Common Stock. Additionally, you will be able to sell or transfer shares of our Common Stock only if the sale or transfer does not increase the percentage of stock ownership of another stockholder of greater than 4.9% of our outstanding Common Stock by more than one-half of one percentage point of our outstanding shares of Common Stock or result in the creation of a new stockholder of greater than 4.9% of our outstanding Common Stock. You will also be able to transfer your shares of our Common Stock through open market sales to a Public Group. The NOL Protective Charter Amendment also allows for your exercise of currently outstanding conversion rights, exchange rights, warrants or options, or other similar rights that are currently outstanding as of the effective date of the NOL Protective Charter Amendment. However, while the exercise of such outstanding conversion rights, exchange rights, warrants or options or other similar rights, is not prohibited under the NOL Protective Charter Amendment, such an exercise may result in an ownership change under Code Section 382 that could limit our use of our Current NOLs. Any acquisition of our Common Stock in violation of the NOL Protective Charter Amendment will be void as of the date it is attempted. Upon our written demand, the violating acquiring stockholder must transfer the excess acquired Common Stock to our transfer agent (along with any dividends or other distributions paid with respect to such excess acquired Common Stock). Our transfer agent is then required to sell such excess acquired Common Stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the NOL Protective Charter Amendment. The net proceeds of the sale (together with any dividends or other distributions with respect to such excess acquired Common Stock) received by our transfer agent, after deduction of all costs incurred by the transfer agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess acquired Common Stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess acquired Common Stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. Further, we may hold any stockholder liable, to the fullest extent of the law, for any intentional violation of the NOL Protective Charter Amendment. To the extent permitted by law, any stockholder who knowingly violates the NOL Protective Charter Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation on our ability to use the Current NOLs and any professional fees incurred in connection with addressing such violation. For a list of stockholders who beneficially own in excess of 4.9% of our outstanding Common Stock as of the Record Date, see “Common Stock Ownership of Certain Beneficial Owners.”

Effect of the NOL Protective Charter Amendment If You Currently Beneficially Own Less Than 4.9% of our Outstanding Common Stock.    If you currently beneficially own less than 4.9% of our outstanding Common Stock and the NOL Protective Charter Amendment is approved by our stockholders at the Special Meeting, you will be able to acquire additional shares up to 4.9% of our outstanding Common Stock. Additionally, you will be able to sell or transfer your shares either to (i) a purchaser who, after the sale, also would own less than 4.9% of our outstanding Common Stock or (ii) a purchaser who already holds greater than 4.9% of our outstanding Common Stock, so long as such sale or transfer does not increase the purchaser’s ownership by more than one-half of one percentage point of our outstanding shares of Common Stock. Any transfer in violation of the NOL Protective Charter Amendment is void as of the date it is attempted. Upon written demand by the Company, the purported transferee must transfer the excess acquired Common Stock to our transfer agent (along with any dividends or other distributions paid with respect to such excess acquired Common Stock). Our transfer agent is then required to sell such excess acquired Common Stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the NOL Protective Charter Amendment. The net proceeds of the sale (together with any dividends or other distributions with respect to such excess acquired Common Stock) received by our transfer agent, after deduction of all costs incurred by the transfer agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess acquired Common Stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess acquired Common Stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. Further, we may hold any stockholder liable, to the fullest extent of the law, for any intentional violation of the NOL Protective Charter Amendment. To the extent permitted by law, any stockholder who knowingly violates the NOL Protective Charter Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation on our ability to use the Current NOLs and any professional fees incurred in connection with addressing such violation.

Vote Sought

Approval of this NOL Protective Charter Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. At the Special Meeting, this Proposal No. 1 is considered a “non-routine” matter on which banks, brokers and other nominees may not vote without instruction from beneficial owners. Abstentions, broker non-votes and shares not present virtually or represented by proxy at the Special Meeting will be considered in determining the number of votes necessary for approval of this Proposal No. 1 and will therefore be counted as votes “AGAINST” this Proposal No. 1. Coliseum has indicated it intends to vote “FOR” this Proposal No. 1, which is anticipated to have a significant impact on the outcome of this Proposal No. 1 at the Special Meeting.

Recommendation

The Board recommends that stockholders vote “FOR” approval of the NOL Protective Charter Amendment Proposal.

Unless marked otherwise, proxies received will be voted “FOR” the approval of the
NOL Protective Charter Amendment Proposal.

Proposal No. 2 — The Ratification of NOL Rights Plan Proposal

Overview

We are requesting that our stockholders ratify the NOL Rights Plan designed to protect the tax benefits of the Company’s Current NOLs.

Background and Purpose of the NOL Rights Plan

On June 27, 2024, our Board approved, and the Company entered into, a Stockholder Rights Agreement (the “NOL Rights Plan”). Pursuant to the NOL Rights Plan, the Board declared a dividend of one preferred share purchase right (each, a “Right”) for each outstanding share of Common Stock of the Company. The dividend was distributed to stockholders of record as of the close of business on July 26, 2024 (the “Rights Record Date”). At the Special Meeting, the Board will seek the ratification by our stockholders of the NOL Rights Plan.

The Board adopted the NOL Rights Plan to diminish the risk that we could experience an “ownership change” as defined under Code Section 382 and further described under “Proposal No. 1 — NOL Protective Charter Amendment — Background and Purpose of the NOL Protective Charter Amendment,” which could substantially limit our ability to use our Current NOLs to reduce our anticipated future tax liability. On June 30, 2024, we had projected $238 million of Current NOLs available for use to offset our future federal taxable income. While the amount and timing of our future taxable income cannot be predicted with any certainty and, accordingly, we cannot predict the amount of these Current NOLs that may ultimately be used to reduce our income tax liability, to the extent that the Current NOLs do not otherwise become limited, these Current NOLs are a valuable asset to the Company. The NOL Rights Plan has not been adopted as an anti-takeover measure, although it may have that effect. See “Certain Considerations Related to the NOL Rights Plan — Anti-Takeover Effect.”

If our stockholders do not ratify the NOL Rights Plan at the Special Meeting, by its terms the NOL Rights Plan will expire at the close of business on the date of the Special Meeting.

Description of the NOL Rights Plan

The following description of the NOL Rights Plan is qualified in its entirety by reference to the complete text of the NOL Rights Plan, which is contained in Appendix B to this proxy statement.

Please read the NOL Rights Plan in its entirety as the following description is only a summary of the material terms of the NOL Rights Plan.

General.    The NOL Rights Plan is intended to act as a deterrent to any Person or group seeking to acquire “beneficial ownership” of greater than 4.9% of our outstanding Common Stock without the approval of our Board. If any Person or group currently “beneficially owns” greater than 4.9% of our outstanding Common Stock, then the NOL Rights Plan is intended to act as a deterrent to such Person or group acquiring more than an additional one-half of one percentage point of our outstanding shares of Common Stock without the approval of the Board. For purposes of the NOL Rights Plan, references to our Common Stock include any interest that would be treated as “stock” of the Company under Code Section 382 but does not include the exercise of any conversion rights, exchange rights, warrants or options, or other similar rights, that were currently outstanding as of June 27, 2024. Under the NOL Rights Plan, from and after the Rights Record Date, each share of our Common Stock carries with it one Right, until the earlier of the Distribution Time (as defined below) or expiration of the Rights, as described below. In general, any Person that, together with all Affiliates and Associates (each as defined in the NOL Rights Plan), acquires greater than 4.9% of our outstanding Common Stock after June 27, 2024 (the date of the Board’s adoption of the NOL Rights Plan), will be subject to significant potential dilution. In addition, the NOL Rights Plan provides that stockholders that owned greater than 4.9% of our Common Stock on June 27, 2024 (such stockholders are referred to as “Grandfathered Persons” in the NOL Rights Plan) will not trigger the NOL Rights Plan as long as they do not (i) acquire additional shares of our Common Stock representing one-half of one percentage point or more of our outstanding shares of Common Stock at the time of such acquisition or (ii) fall under 4.9% ownership of our outstanding Common Stock and then re-acquire shares of our Common Stock that in the aggregate equal 4.9% or more of our outstanding Common Stock.

Any Person that acquires shares of our Common Stock in violation of these percentage ownership limitations is deemed an “Acquiring Person.” The definition of “Acquiring Person” contains several exemptions, including for (i) the Company or any subsidiary of the Company, in each case including in its fiduciary capacity, or any employee benefit plan of the Company or of any subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) our Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any subsidiary of the Company; (ii) any officer, director or employee of the Company or any subsidiary, solely in respect of such Person’s status or authority as such (including any fiduciary capacity); and (iii) any other Person or group whose acquisition is determined by our Board, in our Board’s sole discretion, to not jeopardize our Current NOLs or is otherwise in the Company’s best interests. The NOL Rights Plan is not expected to interfere with any merger or other business combination approved by our Board. Further, the percentage ownership limitations in the NOL Rights Plan will not be triggered by the exercise of any conversion rights, exchange rights, warrants or options, or other similar rights, that were currently outstanding as of June 27, 2024.

The Rights.    From the Rights Record Date until the Distribution Time or earlier expiration of the Rights, the Rights will trade with, and will be inseparable from, our Common Stock. New Rights will also accompany any new shares of our Common Stock that we issue after the Rights Record Date, until the Distribution Time or earlier expiration of the Rights.

Exercisability.    Unless the NOL Rights Plan is terminated, the Rights are exchanged or the Rights are redeemed, the Rights will only be exercisable by holders (other than the Acquiring Person or its Affiliates or Associates) upon the earlier of (i) 10 days after the first public announcement that a Person or group of Persons has become an Acquiring Person and (ii) the close of business on the 10th business day (or such later date as may be determined by the Board) after the date that a tender or exchange offer by any Person is first published, if such Person would become an Acquiring Person if such tender or exchange offer is completed.

We refer to the date when the Rights become exercisable as the “Distribution Time.” Until that date or earlier expiration of the Rights, our Common Stock certificates will also evidence the Rights, and any transfer of shares of our Common Stock will constitute a transfer of Rights. After the Distribution Time, the Rights will separate from the Common Stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of Common Stock. After the Distribution Time, any Rights held by an Acquiring Person, or any Affiliates or Associates of the Acquiring Person, will be void and will not be exercisable.

Exercise Price.    Each Right will allow its holder (other than the Acquiring Person or its Affiliates or Associates) to purchase from our Company one one-thousandth of a share of Series C Junior Participating Preferred Stock (each, a “NOL Preferred Share”) for $2.75, subject to adjustment (the “Exercise Price”) once the Rights become exercisable. This fraction of a NOL Preferred Share will entitle the stockholder to approximately the same dividend, voting and liquidation rights as would one share of our Common Stock. Prior to exercise, the Rights do not entitle its holder any dividend, voting or liquidation rights.

Consequences of a Person or Group Becoming an Acquiring Person.    If a Person or group becomes an Acquiring Person, all holders of Rights, except the Acquiring Person, or any Affiliates or Associates of the Acquiring Person, may, upon payment of the Exercise Price, purchase NOL Preferred Shares with an aggregate market value of twice the Exercise Price, based on the “Current Market Price” (as defined in the NOL Rights Plan) of our Class A Stock on the Distribution Time.

Exchange.    After a Person or group becomes an Acquiring Person, but before such Acquiring Person holds more than 50% of our Common Stock, our Board, in its sole discretion, may extinguish the Rights by exchanging one share of our Class A Stock for each Right, other than Rights held by the Acquiring Person or any Affiliates or Associates of the Acquiring Person.

Redemption.    Our Board may redeem the Rights for $0.0001 per Right at any time before the Distribution Time. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.0001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends on our Common Stock.

Preferred Share Provisions.    Each NOL Preferred Share, if issued:

•        will not be redeemable;

•        will entitle holders to quarterly dividends equal to the greater of $1.00 per share or 1,000 times the amount of all cash dividends (plus 1,000 times the amount of non-cash dividends or other distributions) paid on one share of our Common Stock;

•        will entitle holders upon liquidation to receive $1,000 per share plus accrued and unpaid dividends per share; and

•        will vote together with the Common Stock as one class on all matters submitted to a vote of stockholders of the Company and will have the same voting power as 1,000 shares of Common Stock.

Expiration.    The Rights will expire on the earliest to occur of (i) the close of business on the date of the Special Meeting (or any adjournment or postponement thereof) if the Company’s stockholders do not ratify the NOL Rights Plan; (ii) the close of business on June 30, 2025; (iii) the time at which the Rights are redeemed or exchanged by the Company; (iv) the repeal of Code Section 382 if our Board determines that the NOL Rights Plan is no longer necessary for the preservation of our Current NOLs; and (v) the beginning of a taxable year of the Company to which our Board determines that no Current NOLs may be carried forward.

Anti-Dilution Provisions.    The Exercise Price payable, and the number of shares of Common Stock or NOL Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•        in the event a stock dividend is declared on any outstanding (i) Common Stock payable in Class A Stock or (ii) NOL Preferred Shares payable in NOL Preferred Shares;

•        in the event of any subdivision of (i) Common Stock or any combination of Common Stock into a smaller number of shares or (ii) NOL Preferred Shares or any combination of NOL Preferred Shares into a smaller number of shares; or

•        upon the reclassification of (i) any Common Stock (including any such reclassification in connection with a consolidation or merger) or (ii) any NOL Preferred Shares (including any such reclassification in connection with a consolidation or merger).

Amendments.    The terms of the NOL Rights Plan may be amended by our Board without the consent of the holders of the Rights. After the Distribution Time, our Board may not amend the NOL Rights Plan in a way that adversely affects holders of the Rights (other than an Acquiring Person, or an Affiliate or Associate of an Acquiring Person).

Implementation and Expiration of the NOL Rights Plan

If our stockholders ratify the NOL Rights Plan at the Special Meeting, by its terms the NOL Rights Plan will expire on the earliest to occur of (i) the close of business on June 30, 2025; (ii) the time at which the Rights are redeemed or exchanged by the Company; (iii) the repeal of Code Section 382 if our Board determines that the NOL Rights Plan is no longer necessary for the preservation of our Current NOLs; and (iv) the beginning of a taxable year of the Company to which our Board determines that no Current NOLs may be carried forward. Our Board intends to include a legend disclosing the Rights and restrictions on certificates representing newly issued or transferred shares of our Common Stock, to disclose such Rights and restrictions to Persons holding our Common Stock in uncertificated form and to disclose such Rights and restrictions to the public generally.

If our stockholders do not ratify the NOL Rights Plan at the Special Meeting (or any adjournment or postponement thereof), by its terms the NOL Rights Plan will expire at the close of business on the date of the Special Meeting.

Effectiveness and Enforceability

Although the NOL Rights Plan is intended to reduce the likelihood of an ownership change under Code Section 382 that could limit our use of our Current NOLs, we cannot eliminate the possibility that an ownership change under Code Section 382 will occur even if the NOL Rights Plan is ratified by our stockholders at the Special Meeting.

Accordingly, we cannot assure you that an ownership change under Code Section 382 will not occur even if the NOL Rights Plan is approved and becomes effective.

Code Section 382 Ownership Change Determinations

For a discussion of some of the factors that must be considered in determining whether an ownership change under Code Section 382 has occurred, see “Proposal No. 1 — The NOL Protective Charter Amendment Proposal — Code Section 382 Ownership Change Determinations.”

Certain Considerations Related to the NOL Rights Plan

Our Board believes that attempting to preserve the tax benefits of our Current NOLs as described in this Proposal No. 2 is in our and our stockholders’ best interests; however, the NOL Rights Plan does not eliminate the possibility that an ownership change under Code Section 382 could occur even if this Proposal No. 2 is approved by our stockholders at the Special Meeting. Please consider the items discussed below in voting on this Proposal No. 2.

Future Use and Amount of our Current NOLs and Other Tax Benefits Is Uncertain.    Our use of our Current NOLs and other tax benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have future taxable income in any applicable period or, if we do, whether such income or our Current NOLs or other tax benefits at such time will exceed any potential limitation under Code Section 382.

Potential Challenge to our Current NOLs and Other Tax Benefits.    The amount of our Current NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of our Current NOLs, which could result in an increase in our future liability for income taxes. In addition, determining whether an ownership change under Code Section 382 has occurred is subject to uncertainty, both because of the complexity and ambiguity of the provisions of Code Section 382 and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an ownership change under Code Section 382 and attempt to reduce the benefit of our Current NOLs and other tax benefits available to us at such time, even if the NOL Rights Plan is in place.

Continued Risk of Ownership Change under Code Section 382.    Although the NOL Rights Plan is a deterrent measure intended to reduce the likelihood of an ownership change under Code Section 382, we cannot assure you that the NOL Rights Plan will be effective. The amount by which an ownership interest under Code Section 382 may change in the future could, for example, be affected by sales of our Common Stock by stockholders who are 4.9% stockholders (as defined under Code Section 382) or by sales or purchases of stock or other interests in corporations, partnerships or other legal entities that own greater than 4.9% of our outstanding Common Stock, over which we have no control. Further, while the NOL Rights Plan allows for the exercise of currently outstanding conversion rights, exchange rights, warrants or options, or other similar rights, such exercises may result in an ownership change under Code Section 382. It may also be in our best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of our Common Stock in excess of the specified limitations or to issue new or redeem existing equity in the future, all of which may increase the likelihood of an ownership change under Code Section 382.

Potential Adverse Effects on the Market for Our Common Stock.    The NOL Rights Plan is intended to deter Persons or groups of Persons from acquiring beneficial ownership of our Common Stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our Common Stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our Common Stock in excess of the applicable thresholds could trigger the NOL Rights Plan upon actions taken by Persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our Common Stock and consult their own legal advisors and/or us to determine whether their ownership of our Common Stock approaches the restricted level.

Potential Impact on the Value of Our Common Stock.    If the NOL Rights Plan is ratified by our stockholders at the Special Meeting, our Board intends to include a legend disclosing the Rights and restrictions on certificates representing newly issued or transferred shares of our outstanding Common Stock, to disclose such Rights and restrictions to Persons holding our Common Stock in uncertificated form and to disclose such Rights and restrictions to the public generally. Because certain buyers, including Persons who wish to acquire greater than 4.9% of our outstanding Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may choose not to purchase our Common Stock, the NOL Rights Plan could have an adverse effect on the marketability and trading value of our Common Stock in an amount that could more than offset any value preserved from protecting our Current NOLs. The NOL Rights Plan could also have a negative impact on the trading value of our Common Stock by deterring Persons or groups of Persons from acquiring our Common Stock, including in acquisitions that might result in some or all of our stockholders receiving a premium above market value.

Anti-Takeover Effect.    While the NOL Rights Plan is not intended to prevent, or even discourage, a proposal to acquire the Company, if ratified by our stockholders at the Special Meeting, the NOL Rights Plan may have a potential anti-takeover effect because, among other things, an Acquiring Person may have its ownership interest diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the NOL Rights Plan, if ratified by our stockholders at the Special Meeting, may be to render more difficult or discourage a merger, tender offer, or assumption of control by a substantial holder of our Common Stock and have an adverse effect on the marketability and the trading value of our Common Stock. However, as is the case with traditional stockholder rights plans, the NOL Rights Plan should not interfere with any merger or other business combination approved by the Board.

Impact on Holders of our Common Stock

Effect of the NOL Rights Plan If You Currently Beneficially Own Greater Than 4.9% of our Common Stock.    If you currently beneficially own greater than 4.9% of our outstanding Common Stock and the NOL Rights Plan is ratified by our stockholders at the Special Meeting, you will be able to acquire additional shares of our Common Stock without triggering the NOL Rights Plan, but only if the acquisition does not increase the percentage of your stock ownership by more than one-half of one percentage point of our outstanding shares of Common Stock. Additionally, you will be able to sell or transfer shares of our Common Stock without triggering the NOL Rights Plan, but only if the sale or transfer does not increase the percentage of stock ownership of another stockholder of greater than 4.9% of our outstanding Common Stock by more than one-half of one percentage point of our outstanding shares of Common Stock or result in the creation of a new stockholder of greater than 4.9% of our Common Stock. You will also be able to transfer your shares of our Common Stock through open market sales to a Public Group. The NOL Rights Plan also allows for the exercise of currently outstanding conversion rights, exchange rights, warrants or options, or other similar rights, that are currently outstanding as of the effective date of the NOL Rights Plan. However, while the exercise of such outstanding conversion rights, exchange rights, warrants or options, or other similar rights, will not trigger the NOL Rights Plan, such an exercise may result in an ownership change under Code Section 382 that could limit our use of our Current NOLs. In the event that any Person or group (other than certain exempt persons) triggers the NOL Rights Plan by becoming an Acquiring Person, each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, NOL Preferred Shares having a value equal to two times the exercise price of the Right. For a list of stockholders who beneficially own in excess of 4.9% of our outstanding Common Stock as of the Record Date, see “Common Stock Ownership of Certain Beneficial Owners.”

Effect of the NOL Rights Plan If You Currently Beneficially Own Less Than 4.9% of our Outstanding Common Stock.    If you currently beneficially own less than 4.9% of our outstanding Common Stock and the NOL Rights Plan is ratified by our stockholders at the Special Meeting, you will be able to acquire additional shares up to 4.9% of our outstanding Common Stock without triggering the NOL Rights Plan. Additionally, you will be able to sell or transfer your shares without triggering the NOL Rights Plan to either (i) a purchaser who, after the sale, also would own less than 4.9% of our outstanding Common Stock or (ii) a purchaser who already holds greater than 4.9% of our outstanding Common Stock, so long as such sale or transfer does not increase their ownership by more than one-half of one percentage point of our outstanding shares of Common Stock. In the event that any Person or group (other than certain exempt persons) triggers the NOL Rights Plan by becoming an Acquiring Person, each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, NOL Preferred Shares having a value equal to two times the exercise price of the Right.

Vote Sought

Approval of this Ratification of NOL Rights Plan Proposal requires the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting. At the Special Meeting, this Proposal No. 2 is considered a “non-routine” matter on which banks, brokers and other nominees may not vote without instruction from beneficial owners. Abstentions, broker non-votes and shares not present virtually or represented by proxy at the Special Meeting will be considered in determining the number of votes necessary for approval of this Proposal No. 2 and will therefore be counted as votes “AGAINST” this Proposal No. 2. Coliseum has indicated it intends to vote “FOR” this Proposal No. 2, which is anticipated to have a significant impact on the outcome of this Proposal No. 2 at the Special Meeting.

Recommendation

The Board recommends a vote “FOR” the approval of the Ratification of NOL Rights Plan Proposal.

Unless marked otherwise, proxies received will be voted “FOR” the approval of the Ratification of NOL
Rights Plan Proposal.

Proposal No. 3 — The Adjournment Proposal

Overview

Although unlikely because Coliseum has voting power over approximately 43.5% of our Common Stock outstanding and entitled to vote on the Record Date and has indicated it intends to vote “FOR” Proposals No. 1 and 2, if the Company fails to receive a sufficient number of votes to approve any of Proposals No. 1 or 2 at the Special Meeting, the Company may propose to adjourn the Special Meeting, if a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve Proposals No. 1 and 2. Purple does not currently intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposals No. 1 and 2.

Although unlikely because Coliseum has voting power over approximately 43.5% of our Common Stock outstanding and entitled to vote on the Record Date and has indicated it intends to attend the Special Meeting for quorum purposes, if there is not a quorum present, the chair of the Special Meeting, or a majority of the voting power of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting, have the power to adjourn the Special Meeting from time to time until a quorum is present. The Adjournment Proposal will only be presented if there is a quorum and there are not enough votes at the time of the Special Meeting to approve Proposals No. 1 and 2.

Vote Sought

Approval of this Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock casting votes in person or by proxy on this Proposal No. 3 at the Special Meeting. At the Special Meeting, this Proposal No. 3 is considered a “non-routine” matter on which banks, brokers and other nominees may not vote without instruction from beneficial owners. Abstentions, broker non-votes and shares not present virtually or represented by proxy at the Special meeting will not be counted as votes cast and will have no effect on the determination of this Proposal No. 3. Coliseum has indicated it intends to vote “FOR” this Proposal No. 3 if it is presented at the Special Meeting, which is anticipated to have a significant impact on the outcome of this Proposal No. 3, if presented, at the Special Meeting.

Recommendation

The Board recommends that stockholders vote “FOR” the Adjournment Proposal.

Unless marked otherwise, proxies received will be voted “FOR” the Adjournment Proposal.

COMMON STOCK Ownership of Certain Beneficial Owners

The following table sets forth information known to us regarding the beneficial ownership of shares of Common Stock as of the Record Date, by:

•        each person who is known by us to be the beneficial owner of greater than 5% of the outstanding shares of our Common Stock as of the Record Date;

•        each of our current named executive officers and current directors; and

•        all current executive officers and current directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Beneficial ownership as determined according to the rules of the SEC may not be the same as that pursuant to Code Section 382 or as defined under the NOL Protective Charter Amendment or the NOL Rights Plan.

	Common Stock
5% Stockholders, Directors and Executive Officers(2)	Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Common Stock Beneficially Owned(17)
Coliseum(3)	60,297,914	49.6%
No Street GP LP(4)	7,742,138	6.6%
FMR, LLC(5)	6,952,712	5.7%
Robert T. DeMartini(6)	997,002	*	%
Todd Vogensen	—	—%
Jack Roddy(7)	44,610	*	%
Eric Haynor(8)	177,837	*	%
Keira Krausz(9)	6,829	*	%
S. Hoby Darling(10)	48,765	*	%
Gary T. DiCamillo(11)	158,478	*	%
Adam L. Gray(3)	60,297,914	49.6%
Claudia Hollingsworth(12)	73,598	*	%
R. Carter Pate(13)	48,714	*	%
D. Scott Peterson(14)	3,210,930	2.6%
Erika Serow(15)	31,765	*	%
All current directors and executive officers(16) (16 individuals)	64,199,119	53.7%

____________

*        Less than 1%

(1)      Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is c/o Purple Innovation, Inc. 4100 North Chapel Ridge Road, Suite 200, Lehi, Utah 84043.

(2)      To our knowledge, our former interim Chief Financial Officer, Bennett L. Nussbaum, does not beneficially hold any shares of Common Stock.

(3)      The information regarding the number of shares beneficially owned or deemed to be beneficially owned by Coliseum is based on a Schedule 13D/A filed by Coliseum on January 23, 2024. According to the Schedule 13D/A, Coliseum and related entities beneficially own shares of Class A Stock as follows:

Entity	Shared Voting Power	Shared Dispositive Power	Aggregate Amount Beneficially Owned
Coliseum Capital Management, LLC	58,456,321	58,456,321	58,456,321
Coliseum Capital, LLC	47,835,055	47,835,055	47,835,055
Coliseum Capital Partners, L.P.	44,701,606	44,701,606	44,701,606
Coliseum Capital Co-Invest III, L.P.	3,133,449	3,133,449	3,133,449
Adam Gray	58,456,321	58,456,321	58,456,321
Christopher Shackelton	58,456,321	58,456,321	58,456,321

The information for Coliseum, Adam Gray and Christopher Shackelton consisted of (a) 46,855,291 shares of Class A Stock; and (b) 11,601,030 shares of Class A Stock that could then be acquired upon exercise of warrants (the “Warrants”) previously received in connection with the Company’s Amended and Restated Credit Agreement entered into on January 23, 2024, providing the right to acquire one share of the Class A Stock per Warrant at a price of $1.50 per share, subject to adjustments. The number of shares beneficially owned as of the Record Date also includes 1,841,593 additional shares of Class A Stock that can be acquired upon exercise of the Warrants not previously included in the Schedule 13D/A due to the 50% beneficial ownership cap in the Amended and Restated Credit Agreement. Since the Schedule 13D/A was filed, the number of the Company’s shares of Common Stock has increased, which now allows Coliseum to exercise all of its Warrants without reaching the 50% beneficial ownership cap.

The business address of Coliseum and related persons and entities is 105 Rowayton Avenue, Rowayton, Connecticut 06853.

(4)      The information regarding the number of shares beneficially owned or deemed to be beneficially owned by No Street GP LP is based solely on a Form 13F filed by No Street GP LP on August 14, 2024. According to the Form 13F, No Street GP LP has sole dispositive power and sole voting power over 7,742,138 shares of Class A Stock.

The business address of No Street GP LP is 505 Montgomery Street, Suite 1250, San Francisco, CA 94111.

(5)      The information regarding the number of shares beneficially owned or deemed to be beneficially owned by FMR LLC is based solely on a Schedule 13G/A filed by FMR LLC on January 10, 2024. According to the Schedule 13G/A, FMR LLC and related entities beneficially own shares of Class A Stock as follows:

Entity	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Amount Beneficially Owned
FMR LLC	6,950,887	—	6,952,712	—	6,952,712
Abigail P. Johnson	—	—	6,952,712	—	6,952,712

The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(6)      Consists of (i) 663,669 shares of Class A Stock; and (ii) 333,333 shares of Class A Stock issuable upon the exercise of employee stock options that are exercisable within 60 days.

(7)      Consists of 44,610 shares of Class A Stock.

(8)      Consists of 177,837 shares of Class A Stock.

(9)      Consists of 6,829 shares of Class A Stock.

(10)    Consists of 48,765 shares of Class A Stock.

(11)    Consists of 158,478 shares of Class A Stock.

(12)    Consists of 73,598 shares of Class A Stock held by i2CEO, LLC. Ms. Hollingsworth has voting and dispositive control over such securities held by i2CEO, LLC. Ms. Hollingsworth disclaims beneficial ownership of these securities except to the extent of any pecuniary interest therein.

(13)    Consists of 48,714 shares of Class A Stock.

(14)    Consists of (i) 3,179,165 shares of Class A Stock held by the Scott and Christina Peterson 101 Trust, and (ii) 31,765 shares of Class A Stock held directly.

(15)    Consists of 31,765 shares of Class A Stock.

(16)    Includes all current executive officers and directors, including four additional executive officers not required to be listed above. Does not include former officers.

(17)    Percentages based on (i) 107,502,951 shares of Class A Stock as of the Record Date; (ii) 204,981 shares of Class B Stock outstanding as of the Record Date; (iii) 13,442,623 shares of Class A Stock that may be acquired upon exercise of Warrants by Coliseum as of the Record Date; and (iv) 339,789 shares of Class A Stock issuable upon the exercise of employee stock options that are exercisable within 60 days of the date of this proxy statement or upon the vesting of restricted stock units within 60 days of the date of this proxy statement.

Stockholder Proposals

Stockholders may present proposals for action at a future stockholder meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2025 annual meeting of stockholders. In accordance with Rule 14a-8(b)(2), stockholder proposals, along with proof of ownership, must be received by us not later than January 1, 2025, which is 120 calendar days prior to the anniversary date of when the proxy statement in connection with our 2024 annual meeting of stockholders was released to stockholders, or a reasonable time before we begin to print and mail our proxy materials if the date of the 2025 annual meeting of stockholders changes by more than 30 days from the anniversary of the date of the 2024 annual meeting of stockholders. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2025 annual meeting of stockholders, a stockholder’s notice must be delivered or mailed to and received by us between February 11, 2025, and March 13, 2025. However, in the event that the 2025 annual meeting is called for a date that is not within 45 days before or after such anniversary date (i) notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (A) the close of business on the 90th day before the meeting or (B) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company. In no event shall the public announcement of an adjournment or recess of an annual meeting or special meeting commence a new time period for the giving of a stockholder’s notice.

To be in proper form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the proposed nominee; (B) the principal occupation or employment of the proposed nominee; (C) a written questionnaire with respect to the background and qualifications of the proposed nominee, completed by the proposed nominee in the form required by the Company (which form such stockholder of record shall request in writing from the Secretary prior to submitting notice and which the Secretary shall provide to such stockholder of record (for the sole use of such stockholder of record) within 10 days after receiving such request); (D) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person; and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act; (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made; (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names); (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected; and (iii) a representation from such stockholder as to whether such stockholder or any person or entity who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with such stockholder intends or is part of a group that intends to (A) solicit proxies in support of the election of any proposed nominee in accordance with Rule 14a-19 under the Exchange Act or (B) engage in a solicitation with respect to the nomination or other business, as applicable, and if so, the name of each participant in such solicitation.

If (i) any stockholder or any person or entity who is a member of a “group” with such stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to any proposed nominee; and (ii) such stockholder or person or entity who is a member of a “group” with such stockholder subsequently (A) notifies the Company that such stockholder or person or entity who is a member of a “group” with such stockholder no longer intends to solicit proxies in support of the election or re-election of such proposed nominee in accordance with Rule 14a-19(b) under the Exchange Act; or (B) fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act, then the Company shall disregard any proxies solicited for that proposed nominee. Upon request by the Company, if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such stockholder shall deliver to the Secretary, no later than five business days prior to the applicable meeting date, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

Any stockholder proposing individuals to nominate for election or re-election as a director shall notify the Secretary of the Company within two business days of becoming aware that such stockholder or any person or entity who is a member of a “group” with such stockholder no longer intends to solicit proxies in accordance with the representation made as set forth above.

The Board may require any proposed nominee to submit to interviews with the Board or any committee thereof, and such proposed nominee shall make himself or herself available for any such interviews within 10 days following any reasonable request therefor from the Board or any committee thereof.

Stockholder proposals must be in writing and should be addressed to c/o Purple Innovation, Inc., Attention: Secretary, 4100 N. Chapel Ridge Road, Suite 200, Lehi, Utah 84043. It is recommended that stockholders submitting proposals direct them to our Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The chairperson of the 2025 annual meeting of stockholders reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

Householding

We may deliver a single copy of our Notice of Internet Availability of Proxy Materials and, as applicable, a printed version of these proxy materials, to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. To take advantage of this opportunity, the Company and banks and brokerage firms that hold your shares may deliver only one Notice of Internet Availability of Proxy Materials and/or set of proxy materials to multiple stockholders who share an address unless one or more of the stockholders has provided contrary instructions. The Company will deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability of Proxy Materials and/or proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. A stockholder who wishes to receive a separate Notice of Internet Availability of Proxy Materials and/or separate proxy materials, now or in the future, may obtain them, without charge, by addressing a request to Investor Relations, Purple Innovation, Inc., 4100 N. Chapel Ridge Road, Suite 200, Lehi, Utah 84043 or by calling (801) 756-2600 ext. 116. Stockholders of record sharing an address who are receiving multiple copies of these materials and wish to receive a single copy of such materials in the future should submit their request by contacting us in the same manner. If you are the beneficial owner, but not the record holder, of the Company’s shares of Common Stock and wish to receive only one copy of the Notice of Internet Availability of Proxy Materials and/or proxy materials in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Other Business

Other than Proposals No. 1 and 2 (and possibly Proposal No. 3), no other matters are to be submitted to the stockholders at the Special Meeting.

Where You Can Find More Information

This proxy statement is available free of charge on our website, www.purple.com. On our website, we will make available our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and other information and any amendments to those reports filed or furnished pursuant to the Exchange Act as soon as reasonably practicable after we electronically file such materials with, or furnish them to, the SEC. This reference to our website is for the convenience of investors as required by the SEC and shall not be deemed to incorporate any information on, or accessible through, our website into this proxy statement.

APPENDIX A
Proposed NOL Protective Charter Amendment

Article XIII
Protection of Tax Benefits

Section 1.            Definitions. As used in this Article XIII, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of the Treasury Regulations hereunder shall include any successor provisions):

(a)         “4.9-percent Transaction” means any Transfer described in clause (i) or (ii) of Section 2 of this Article XIII.

(b)         “4.9-percent Stockholder” means a Person or group of Persons that is a “5-percent stockholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g), as applied by replacing “5-percent” with “4.9-percent,” where applicable.

(c)         “Agent” has the meaning set forth in Section 5 of this Article XIII.

(d)         A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of any securities (that are as such, “Beneficially Owned”) that such Person actually owns, directly or indirectly, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Common Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such Shares are otherwise aggregated with Common Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder. Notwithstanding the foregoing, a Person shall be deemed to Beneficially Own any Common Stock issuable or issued upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, that are in existence on the date hereof.

(e)         “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(f)          “Effective Date” means the date on which this Article XIII became effective, upon filing of this Certificate of Amendment of the Certificate of Incorporation, as amended, of the Corporation with the Secretary of State.

(g)         “Excess Securities” has the meaning set forth in Section 4 of this Article XIII.

(h)         “Expiration Date” means the earliest of (i) the close of business on June 30, 2025; (ii) the repeal of Section 382 of the Code or any successor statute if the Board determines that this Article XIII is no longer necessary or desirable for the preservation of Tax Benefits; (iii) the beginning of a taxable year of the Corporation to which the Board determines that no Tax Benefits may be carried forward, or (iv) such date as the Board shall fix in accordance with Section 12 of this Article XIII.

(i)          “Percentage Share Ownership” means the percentage interest Beneficially Owned of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation § 1.382-2T(g), (h), (j) and (k) and Treasury Regulation § 1.382-4, or any successor provisions. Notwithstanding the foregoing, any Common Stock issuable or issued upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, that are in existence on the date hereof shall be included in the Percentage Share Ownership.

(j)          “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group, but will not include a Public Group.

(k)         “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(l)          “Prohibited Transfer” means any Transfer or purported Transfer of Shares to the extent that such Transfer is prohibited and/or void under this Article XIII.

(m)        “Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

(n)         “Purported Transferee” has the meaning set forth in Section 4 of this Article XIII.

(o)         “Remedial Holder” has the meaning set forth in Section 7 of this Article XIII.

(p)         “Shares” means (i) the Common Stock, and (ii) any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18

(q)         “Subsidiary” means, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors (or other Persons similarly responsible for the direction of the business and affairs of such other Person) of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(r)          “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, carryovers of disallowed business interest described in Section 163(j)(2) of the Code, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Company and any of its Subsidiaries.

(s)          “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Share Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Shares by the Corporation.

(t)          “Transferee” means any Person to whom Common Stock is Transferred.

(u)         “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

Section 2.            Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article XIII any attempted Transfer of Common Stock prior to the Expiration Date and any attempted Transfer of Common Stock pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (i) any Person or Persons would become a 4.9-percent Stockholder or (ii) the Percentage Share Ownership in the Corporation of any 4.9-percent Stockholder would be increased by more than one-half of one percentage point. The prior sentence is not intended to prevent Common Stock from being DTC-eligible and shall not preclude the settlement of any transaction in Common Stock entered into through the facilities of a national securities exchange; provided, however, that the Common Stock and parties involved in such transaction shall remain subject to the provisions of this Article XIII in respect of such transaction.

Section 3.            Exceptions.

(a)         Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treasury Regulation § 1.382-2T(j)(3)(i)) shall be permitted.

(b)         The restrictions set forth in Section 2 of this Article XIII shall not apply to an attempted Transfer that is a 4.9-percent Transaction if the transferor or the Transferee obtains the written approval of the Board or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 3 of this Article XIII, the Board may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel to be delivered to the Board that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Shares acquired through a Transfer. Approvals of the Board hereunder may be given prospectively or retroactively. The Board, to the fullest extent permitted by law, may exercise the authority granted by this Article XIII through duly authorized officers or agents of the Corporation. Nothing in this Section 3 of this Article XIII shall be construed to limit or restrict the Board in the exercise of its fiduciary duties under applicable law.

Section 4.            Excess Securities.

(a)         No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Common Stock which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this Article XIII or until an approval is obtained under Section 3 of this Article XIII. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Common Stock, which is the subject of the Prohibited Transfer, shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5 of this Article XIII shall also be a Prohibited Transfer.

(b)         The Corporation may require as a condition to the registration of the Transfer of any Common Stock or the payment of any distribution on any Common Stock that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Common Stock. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board to be necessary or advisable to implement this Article XIII, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Shares and other evidence that a Transfer will not be prohibited by this Article XIII as a condition to registering any transfer.

Section 5.            Transfer to Agent. If the Board determines that a Transfer of Common Stock constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the

Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Common Stock or otherwise would adversely affect the value of the Common Stock. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this Article XIII if the Agent rather than the Purported Transferee had resold the Excess Securities.

Section 6.            Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board; and (iii) third, any remaining amounts shall be paid to one or more organizations selected by the Board which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A) and 2055 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6 of Article XIII. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 of Article XIII inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

Section 7.            Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer which does not involve a transfer of Common Stock within the meaning of Delaware law but which would cause a 4.9-percent Stockholder to violate a restriction on Transfers provided for in this Article XIII, the application of Sections 5 and 6 of this Article XIII shall be modified as described in this Section 7 of this Article XIII. A 4.9-percent Stockholder and/or any Person whose ownership of Common Stock is attributed to such 4.9-percent Stockholder (such 4.9-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Common Stock (which Common Stock shall be disposed of in the inverse order in which they were acquired) to cause such 4.9-percent Stockholder, following such disposition, not to be in violation of this Article XIII. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Shares that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this Article XIII, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Securities shall be paid out of any amounts due such 4.9-percent Stockholder or such other Person. The purpose of this Section 7 of Article XIII is to extend the restrictions in Sections 2 and 5 of this Article XIII to situations in which there is a 4.9-percent Transaction without a direct Transfer of Common Stock, and this Section 7 of Article XIII, along with the other provisions of this Article XIII, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Common Stock.

Section 8.            Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 5 of this Article XIII (whether or not made within the time specified in Section 5 of this Article XIII), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 of Article XIII shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XIII being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Section 5 of this Article XIII to constitute a waiver or loss of any right of the Corporation under this Article XIII. The Board may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XIII.

Section 9.            Liability. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XIII who knowingly violates the provisions of this Article XIII and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

Section 10.          Obligation to Provide Information. As a condition to the registration of the Transfer of any Shares, any Person who is a beneficial, legal or record holder of Shares, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XIII or the status of the Tax Benefits of the Corporation.

Section 11.          Legends. The Board may require that any certificates issued by the Corporation evidencing ownership of Shares that are subject to the restrictions on transfer and ownership contained in this Article XIII bear the following legend:

“THE SECOND AMENDED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF SHARES OF COMMON STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF SHARES OF COMMON STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.9-PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE SHARES OF COMMON STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION TO CAUSE THE 4.9-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board may also require that any certificates issued by the Corporation evidencing ownership of Shares that are subject to conditions imposed by the Board under Section 3 of this Article XIII also bear a conspicuous legend referencing the applicable restrictions.

Section 12.          Authority of the Board.

(a)         The Board shall have the power to determine all matters necessary for assessing compliance with this Article XIII, including, without limitation, (1) the identification of 4.9-percent Stockholders, (2) whether a Transfer is a 4.9-percent Transaction or a Prohibited Transfer, (3) the Percentage Share Ownership in the Corporation of any 4.9-percent Stockholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Section 6 of this Article XIII, (6) whether the benefit to be derived from the Tax Benefits is material; (7) whether enforcement of the provisions of this Article XIII should be deferred or suspended for one or more periods upon a determination by the Board that the benefits from the Tax Benefits are not material or reasonably expected to be material; and (8) any other matters which the Board determines to be relevant; and the good faith determination of the Board on such matters shall be conclusive and binding for all the purposes of this Article XIII. In addition, the Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XIII for purposes of determining whether any Transfer of Common Stock would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XIII.

(b)         Nothing contained in this Article XIII shall limit the authority of the Board to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its Stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XIII, (3) modify the definitions of any terms set forth in this Article XIII or (4) modify the terms of this Article XIII as appropriate, in each case, to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(c)         In the case of any ambiguity in the application of any of the provisions of this Article XIII, including any definition used herein, the Board shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XIII requires an action by the Board but fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XIII. All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article XIII. The Board may delegate all or any portion of its duties and powers under this Article XIII to a committee of the Board as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XIII through duly authorized officers or agents of the Corporation. Nothing in this Article XIII shall be construed to limit or restrict the Board in its exercise of its fiduciary duties under applicable law.

Section 13.          Reliance. To the fullest extent permitted by law, the Corporation and the members of the Board shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, Chief Legal Officer and Secretary of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XIII. The members of the Board shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Common Stock owned by, any Stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Common Stock.

Section 14.          Benefits of this Article XIII. Nothing in this Article XIII shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XIII. This Article XIII shall be for the sole and exclusive benefit of the Corporation and the Agent.

Section 15.          Severability. The purpose of this Article XIII is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article XIII or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIII.

Section 16.          Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XIII, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

Appendix B

NOL Rights Plan

STOCKHOLDER RIGHTS AGREEMENT

Purple Innovation, Inc.

and

Pacific Stock Transfer Company,

as Rights Agent

Dated as of June 27, 2024

Exhibit A – Form of Representation and Request Letter

Exhibit B – Form of Certificate of Designation

Exhibit C – Form of Rights Certificate

Exhibit D – Summary of Rights to Purchase Preferred Stock

B-i

Rights Agreement

This STOCKHOLDER RIGHTS AGREEMENT, dated as of June 27, 2024 (this “Agreement”), is by and between Purple Innovation, Inc., a Delaware corporation (the “Company”), and Pacific Stock Transfer Company, a registered transfer agent, as rights agent (the “Rights Agent”).

W i t n e s s e t h:

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), then its ability to use its Tax Benefits (as defined below) for United States federal income tax purposes could be substantially limited;

WHEREAS, the Company views its Tax Benefits as valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Company’s Tax Benefits upon the terms and conditions set forth herein;

WHEREAS, the Company has outstanding shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”); and

WHEREAS, on June 27, 2024 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (as defined below) for each share of Common Stock, outstanding at the Close of Business (as defined below) on July 26, 2024 (the “Record Date”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to Section 11) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Time and the Expiration Time (as such terms are defined below) or, in certain circumstances provided in Section 22, after the Distribution Time.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.            Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person which, together with all of its Related Persons, is the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding, but shall exclude (x) Exempt Persons and (y) Grandfathered Persons. Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person:”

(i)          as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to the Specified Percentage or more of the shares of Common Stock then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own the Specified Percentage or more of the shares of Common Stock then outstanding;

(ii)         solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers or employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to clause (ii) above, such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own the Specified Percentage or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers or employees;

(iii)        by means of share purchases or issuances (including debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns the Specified Percentage or more of the shares of Common Stock then outstanding;

(iv)        if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company; or

(v)         if such Person has become an “Acquiring Person” as a result of one or more transactions that are determined to be Exempt Transactions, unless and until such time as such Person or transaction(s) no longer satisfy the terms or conditions, if any, that the Board prescribed in its determination with respect to such transaction(s).

“Act” shall mean the Securities Act of 1933, as amended.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement, and, to the extent not included within the foregoing provisions of this Section 1, shall also include, with respect to any Person, any other Person whose Common Stock is treated, for purposes of Section 382 of the Code and the Treasury Regulations thereunder, as being (i) owned by such first Person (or by a Person or group of Persons to which the Common Stock is owned by such first Person are attributed pursuant to Treasury Regulation Section 1.382-2T(h)) or (ii) owned by the same “entity” (as defined in the second sentence of Treasury Regulation Section 1.382-3(a)(1)(i)) as is deemed to own the Common Stock owned by such first Person; provided, however, that a Person shall not be deemed to be an Affiliate or Associate of another Person solely because either or both Persons are or were directors or officers of the Company.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of any securities (that are as such, “Beneficially Owned”) that such Person actually owns, directly or indirectly, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Common Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such shares of Common Stock are otherwise aggregated with Common Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder. Notwithstanding the foregoing, a Person shall be deemed to Beneficially Own any Common Stock issuable or issued upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, that are in existence on the date hereof.

“Board” shall have the meaning set forth in the recitals to this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Charter” shall mean the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time.

“Class A Common Stock” shall have the meaning set forth in the recitals to this Agreement.

“Class B Common Stock” shall have the meaning set forth in the recitals to this Agreement.

“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, “Close of Business” shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

“Closing Price” in respect of any security for any day shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or the NYSE or, if such shares of common stock (or other security) are not listed or admitted to trading on the Nasdaq or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board. If on any such date no such market maker is making a market in such common stock (or other security), the fair value of such common stock (or other security) on such date as determined in good faith by the Board shall be used.

“Code” shall have the meaning set forth in the recitals to this Agreement.

“Common Stock” shall mean (i) the Class A Common Stock, (ii) the Class B Common Stock, and (iii) any interest that would be treated as “stock” of the Company pursuant to Treasury Regulation § 1.382-2T(f)(18).

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Counterparty” shall have the meaning set forth in the definition of “Derivatives Contract.”

“Current Market Price” shall have the meaning set forth in Section 11(d).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Derivatives Contract” shall mean a contract, including all related documentation, between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”

“Distribution Time” shall mean the earlier of (i) the Close of Business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth (10th) Business Day (or, if such tenth (10th) Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person, after the date that a tender or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, if upon consummation thereof, such Person would become an Acquiring Person.

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Act Regulations” shall mean the general rules and regulations promulgated under the Exchange Act.

“Exchange Ratio” shall have the meaning set forth in Section 24(a).

“Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case including in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company; (ii) any officer, director or employee of the Company or any Subsidiary, solely in respect of such Person’s status or authority as such (including any fiduciary capacity); or (iii) any Beneficial Owner of the Specified Percentage or greater, (A) who (1) delivers to the Company a letter that, as determined by the Company in its sole discretion, is substantially in the form attached hereto as Exhibit A or (2) is an Affiliate or Associate of another Person who delivers to the Company a letter described in clause (iii)(A)(1) and (B) whose ownership of the Specified Percentage or greater would not, as determined (either (I) prior to the time such Person’s Beneficial Ownership becomes greater than the Specified Percentage or (II) if the Company determines that such Person had inadvertently achieved the Specified Percentage or greater, then after the time such Person’s Beneficial Ownership becomes greater than the Specified Percentage) by the Company in its sole discretion, jeopardize or endanger the availability to the Company of the Tax Benefits; provided, however, that that such Person shall not be an Exempt Person unless and until it, or its Affiliate or Associate who delivers a letter described in clause (iii)(A)(1), has received written notice of such determination by the Company under this clause (iii); provided, further, that such Person shall cease to be an Exempt Person from and after the earlier of such time (if any) as (X) in respect of the letter that such Person, or its Affiliate or Associate, delivered pursuant to clause (iii), a representation or warranty of such Person, or its Affiliate or Associate, in such letter was not true and correct when made, a representation or warranty of such Person, or its Affiliate or Associate, in such letter that was to remain true and correct after the date of the letter as contemplated therein ceases to remain true and correct or such Person, or its Affiliate or Associate, ceases to comply with a covenant contained in such letter, or (Y) such Person’s Beneficial Ownership becomes 10% or greater, other than by virtue of any increase that is a result of an acquisition of Common Stock by the Company. Notwithstanding the foregoing, a Grandfathered Person shall not be precluded from becoming an Exempt Person (as defined in the preceding sentence, giving effect to this sentence) prior to the time at which such Grandfathered Person would otherwise become an Acquiring Person.

If any Person that had qualified as an Exempt Person ceases to so qualify, then, for purposes of this definition, such Person shall be deemed to have become, as of the time the Person ceased to qualify as an Exempt Person, a Beneficial Owner of the Common Shares that such Person and such Person’s Affiliates and Associates then beneficially own.

“Exempt Transaction” shall mean any transaction that the Board, in its sole discretion and on such terms and conditions as the Board may in its sole discretion prescribe, should have the consequences of an Exempt Transaction under this Agreement.

“Exercise Price” shall have the meaning set forth in Section 4(a).

“Expiration Time” shall have the meaning set forth in Section 7(a).

“Final Expiration Time” shall have the meaning set forth in Section 7(a).

“Flip-in Event” shall have the meaning set forth in Section 11(a)(ii).

“Flip-in Trigger Date” shall have the meaning set forth in Section 11(a)(iii).

“Grandfathered Person” shall mean (x) any Person who or which, together with all of such Person’s Related Persons, is, as of immediately prior to the first public announcement of the adoption of this Agreement, the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding and (y) any Person who or which becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding as the result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the preceding clause (x) if such acquisition occurs upon such individual’s death pursuant to such individual’s will (pursuant to Section 382(l)(3)(B)(i)(I) of the Code) or pursuant to a charitable trust created by such individual for estate planning purposes (pursuant to Section 382(l)(3)(B)(i)(II) of the Code). A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than the Specified Percentage of the shares of Common Stock then outstanding; or (ii) such Person increases such Person’s Beneficial Ownership of shares of Common Stock to an amount equal to or greater than the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock outstanding as of any time from and after the first public announcement of the adoption of this Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one-half of one percentage point of the then outstanding shares of Common Stock. The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form as of the date of this Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument underlying such Beneficial Ownership into a different type or form of security or instrument (unless such change, modification, swap or exchange is contemplated explicitly by the terms of such security or instrument (e.g., as would be the case for options to purchase shares of Common Stock, in which case the shares of Common Stock purchased upon the exercise of such options would be grandfathered)). For the avoidance of doubt, cash-settled swap or exchange contracts for differences in the price of shares of Common Stock or other equity securities of the Company shall not be grandfathered under this Agreement.

“Nasdaq” shall mean the Nasdaq Stock Market.

“Notional Common Shares” shall have the meaning set forth in the definition of “Derivatives Contract.”

“NYSE” shall mean the New York Stock Exchange.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group, but will not include a Public Group (as such term is defined in Section 1.382.2T(f)(13) of the Treasury Regulations).

“Preferred Stock” shall mean the Series C Junior Participating Preferred Stock, par value $0.0001 per share, of the Company having the designations, preferences and rights set forth in the form of certificate of designation attached to this Agreement as Exhibit B, and, to the extent that there is not a sufficient number of shares of Series C Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.0001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series C Junior Participating Preferred Stock.

“Receiving Party” shall have the meaning set forth in the definition of “Derivatives Contract.”

“Record Date” shall have the meaning set forth in the recitals to this Agreement.

“Redemption Period” shall have the meaning set forth in Section 23(a).

“Redemption Price” shall have the meaning set forth in Section 23(a).

“Related Person” shall mean, as to any Person, any Affiliate or Associate of such Person.

“Right” shall mean a right initially representing the right to purchase one one-thousandth of one share of Series C Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of certificate of designation attached hereto as Exhibit B, upon the terms and subject to the conditions set forth in this Agreement.

“Rights Agent” shall have the meaning set forth in the preamble to this Agreement.

“Rights Certificates” shall have the meaning set forth in Section 3(b).

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

“Special Committee” shall have the meaning set forth in the recitals to this Agreement.

“Special Meeting” shall have the meaning set forth in Section 7(a).

“Specified Percentage” shall mean 4.9% (four and nine hundreds percent) when referring to the Beneficial Ownership of any Person, pursuant to Treasury Regulation §1.382-2T(g), as applied by replacing “5-percent” with “4.9-percent,” where applicable.

“Spread” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.

“Subsidiary” shall mean, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors (or other Persons similarly responsible for the direction of the business and affairs of such other Person) of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

“Summary of Rights” shall have the meaning set forth in Section 3(c).

“Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, carryovers of disallowed business interest described in Section 163(j)(2) of the Code, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Company or any of its Subsidiaries.

“Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day.

“Treasury Regulations” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

“Triggering Event” shall mean a Flip-in Event.

“Trust” shall have the meaning set forth in Section 24(a).

“Trust Agreement” shall have the meaning set forth in Section 24(a).

Section 2.            Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company reasonably determines, provided that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

Section 3.            Issuance of Rights Certificates.

(a)         Until the earlier of the Distribution Time and the Expiration Time, (i) with respect to shares of Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, the Rights shall be evidenced by the certificates for shares of Common Stock registered in the names of the holders of shares of Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) (which certificates or book entries for Common Stock shall be deemed also to be certificates or book entries for Rights), and not by separate certificates (or book entries), (ii) the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock and (iii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock. As of and after the Distribution Time, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the Common Stock.

(b)         The Company shall promptly notify the Rights Agent of a Distribution Time and request its transfer agent (if its transfer agent is not the Rights Agent) to give the Rights Agent a stockholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Time and receives such information, the Rights Agent shall send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Time, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit C (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Flip-in Event has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), to minimize the possibility that Rights Certificates are received by Persons whose Rights would be null and void under Section 7(e) and provide reasonably prompt written notice thereof to the Rights Agent. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

(c)         As soon as practicable after the Record Date, the Company shall mail a copy of a Summary of Rights, in substantially the form attached as Exhibit D (the “Summary of Rights”), to each holder of Rights as of the Close of Business on the Record Date, at the holder’s address as shown by records of the Company.

(d)         Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Time or the Expiration Time or, in certain circumstances provided in Section 22, after the Distribution Time. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights (the “Rights”) as set forth in the Stockholder Rights Agreement, dated as of June 27, 2024 (as the same may be amended from time to time, the “Rights Agreement”), by and between Purple Innovation, Inc., a Delaware corporation (the “Company”), and Pacific Stock Transfer Company (or any successor rights agent), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Stockholder Rights Agreement, the Rights shall be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company shall mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor.

Under certain circumstances set forth in the Stockholder Rights Agreement, any Rights that are Beneficially Owned by any Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Stockholder Rights Agreement) or certain transferees of an Acquiring Person or of any such Related Person will become null and void and will no longer be transferable.

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares to the extent required by applicable law. With respect to certificated shares of Common Stock containing the foregoing legend, or any notice of the foregoing legend delivered to record holders of book-entry shares, until the earlier of (i) the Distribution Time or (ii) the Expiration Time, the Rights associated with such shares of Common Stock represented by certificates or registered in book-entry form shall be evidenced by such certificates alone, or such registration in book-entry form alone, and registered holders of such shares of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such shares of Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates or book entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Time, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

(e)         Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Rights Certificates, to the extent permitted by applicable law.

Section 4.            Form of Rights Certificates.

(a)         The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit C and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. Subject to Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate evidencing such shares (or, with respect to uncertificated shares of Common Stock, the date of the issuance of such shares of Common Stock indicated in the books of the registrar and transfer agent), and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Exercise Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment from time to time as provided in Section 11.

(b)         Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights Beneficially Owned by any Person known to be (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect of avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were Beneficially Owned by an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Stockholder Rights Agreement, dated as of June 27, 2024 (as the same may be amended from time to time, the “Rights Agreement”), by and between Purple Innovation, Inc. and Pacific Stock Transfer Company (or any successor rights agent)) or a certain transferee of an Acquiring Person or of any such Related Person. Accordingly, this Rights Certificate and the Rights represented hereby will become null and void in the circumstances specified in Section 7(e) of such Rights Agreement.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e).

Section 5.            Countersignature and Registration.

(a)         The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Treasurer, or any other authorized officer of the Company, either manually or by facsimile or other electronic signature. The Rights Certificates shall be countersigned manually or by facsimile or other electronic signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)         Following the Distribution Time, the Rights Agent shall keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6.            Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)         Subject to Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Time, and at or prior to the Close of Business on the Expiration Time, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Class A Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent and shall surrender the Rights Certificate to be transferred, split up, combined or exchanged at the offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent reasonably requests. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under this Agreement that requires the payment by such Rights holder of any tax or governmental charge unless and until the Rights Agent is satisfied that all such taxes and charges have been paid.

(b)         Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company shall prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.            Exercise of Rights; Exercise Price; Expiration Time of Rights.

(a)         Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 7(c), Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Time upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Exercise Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on the date of the Company’s special meeting of stockholders (the “Special Meeting”) if the Company’s stockholders do not ratify this Agreement by the affirmative vote of the majority of Common Stock entitled to vote at the Special Meeting (or any adjournment or postponement thereof); (ii) the close of business on June 30, 2025 (the “Final Expiration Time”), (iii) the time at which the Rights are redeemed or exchanged by the Company (as described below), (iv) the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary for the preservation of the Tax Benefits; and (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward (the earliest of (i), (ii), (iii), (iv) and (v) being herein referred to as the “Expiration Time”).

(b)         The Exercise Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $2.75 and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with Section 7(c).

(c)         Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Class A Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other property. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)         In case the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to Section 14.

(e)         Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use commercially reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or other Person (without limiting the rights of the Rights Agent under Section 18) as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.

(f)          Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder has (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent reasonably requests.

Section 8.            Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof, executed by the Rights Agent, to the Company.

Section 9.            Reservation and Availability of Capital Stock.

(a)         The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Class A Common Stock and/or other securities, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Class A Common Stock and/or other securities, if any) that, as provided in this Agreement, including Section 11(a)(iii), shall be sufficient to permit the exercise in full of all outstanding Rights.

(b)         So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Class A Common Stock and/or other securities, if any) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares (and other securities, if any) reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c)         If the Company is required to file a registration statement pursuant to the Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use commercially reasonable efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Flip-in Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as is required by applicable law following the Distribution Time, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Time. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend (with prompt written notice to the Rights Agent), for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Time, and a Flip-in Event has not occurred, the Company may temporarily suspend (with prompt written notice thereof to the Rights Agent) the exercisability of Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d)         The Company shall take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Class A Common Stock and/or other securities, if any) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares and/or other securities (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and non-assessable.

(e)         The Company shall be responsible for the payment of any and all transfer taxes and governmental charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock and/or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock and/or other securities) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock and/or other securities) in a name other than that of the registered holder upon the exercise of any Rights until such tax has been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10.          Preferred Stock Record Date. Each Person in whose name any certificate for shares of Preferred Stock (or Class A Common Stock and/or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Class A Common Stock and/or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock and/or other securities) is delayed pursuant to Section 9(c), such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock (or Class A Common Stock and/or other securities) only when such shares of Preferred Stock (or Class A Common Stock and/or other securities) first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.          Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)         (i) In the event the Company at any time after the date of this Agreement (A) declares a dividend on any outstanding shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivides any outstanding shares of Preferred Stock, (C) combines any outstanding shares of Preferred Stock into a smaller number of shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the applicable transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)         Subject to Section 24, in the event any Person (other than any Exempt Person) becomes an Acquiring Person (such event, a “Flip-in Event”), then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e)) thereafter has the right to receive, upon exercise thereof at a price equal to the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Class A Common Stock as shall be equal to the result obtained by (A) multiplying the then-current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event and (B) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per share of Class A Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii)        In the event that the number of shares of Class A Common Stock authorized by the Charter, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for some or all of the Adjustment Shares, upon the exercise of a Right and payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) shares or fractions of a share of preferred stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board has determined to have substantially the same value or economic rights as shares of Class A Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Flip-in Event and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-in Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Class A Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of a Flip-in Event, the Board determines in good faith that it is likely that sufficient additional shares of Class A Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30)-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-in Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30)-day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first sentence or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of Class A Common Stock on the Flip-in Trigger Date, and the value of any Class A Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Class A Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Class A Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)         In case the Company fixes a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and/or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c)         In case the Company fixes a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the

Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d)         (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily Closing Prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of Class A Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of such Class A Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights) or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted, as determined in good faith by the Board, to take into account any trading during the period prior to such ex-dividend date or record date. If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)         For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Class A Common Stock in Section 11(d)(i) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Class A Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.

(e)         Notwithstanding anything in this Agreement to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Time.

(f)          If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Section 7, 9, 10 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)         All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (or other securities, other assets or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)         Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (A) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i)          The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)          Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k)         Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, upon advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Preferred Stock at such adjusted Exercise Price.

(l)          In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment (and shall provide the Rights Agent prompt written notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)        Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled (but not obligated) to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of Preferred Stock shall not be taxable to such stockholders.

(n)         The Company covenants and agrees that, after the Distribution Time, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o)         After the Distribution Time and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e)), the Company shall not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)         Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Rights Dividend Declaration Date and prior to the Distribution Time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Class A Common Stock, (ii) subdivides any outstanding shares of Common Stock, (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), then the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Time, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12.          Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Time has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing sentence, the failure of the Company to make such certification, give such notice or mail such summary shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, such adjustment unless and until it shall have received such certificate.

Section 13.          [Reserved].

Section 14.          Fractional Rights and Fractional Shares.

(a)         The Company shall not be required to issue fractions of Rights, except prior to the Distribution Time as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b)         The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.

(c)         Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Class A Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Class A Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Class A Common Stock, Common Stock Equivalents or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Class A Common Stock, Common Stock Equivalents or such other securities. For purposes of this Section 14(c), the current market value of one share of Class A Common Stock or other security (other than a Common Stock Equivalent) shall be the Closing Price of one share of Class A Common Stock or such other security, as applicable, for the Trading Day immediately prior to the date of such exercise, and the current market value of a Class A Common Stock Equivalent shall be deemed to equal the Closing Price of one share of Class A Common Stock for the Trading Day immediately prior to the date of such exercise.

(d)         The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)         Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 15.          Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Time, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Time, any registered holder of shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Time, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

Section 16.          Agreement of Rights Holders. Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a)         prior to the Distribution Time, the Rights shall be transferable only in connection with the transfer of Common Stock;

(b)         after the Distribution Time, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c)         subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Time, any associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or any associated Common Stock certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d)         notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17.          Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.          Concerning the Rights Agent.

(a)         The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable and documented expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability.

(b)         The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. Unless the Rights Agent receives notice thereof, the Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection with any event unless and until it has received notice of such event in writing.

(c)         Notwithstanding anything in this Agreement to the contrary, in no case shall the Company be liable with respect to any action, proceeding, suit or claim against the Rights Agent unless, to the extent the Company is not also a party to such action, proceeding, suit or claim, the Rights Agent has notified the Company in accordance with Section 26 of the assertion of such action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent has actual notice of such assertion of an action, proceeding, suit or claim or has been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder, except to the extent such failure actually prejudiced the Company. The Company shall be entitled to participate, at its own expense, in the defense of any such action, proceeding, suit or claim, and, if the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim. In the event the Company assumes such defense, the Company shall not thereafter be liable for the fees and expenses of any counsel retained by the Rights Agent, so long as the Company retains counsel satisfactory to the Rights Agent, in the exercise of its reasonable judgment, to defend such action, proceeding, suit or claim, and provided that the Rights Agent does not have defenses that are adverse to any defenses of the Company. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)         The provisions of this Section 18 and Section 20 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the Rights.

Section 19.          Merger or Consolidation or Change of Name of Rights Agent.

(a)         Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under Section 21. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates has been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates has not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Stockholder Rights Certificates and in this Agreement.

(b)         In case at any time the name of the Rights Agent is changed, and at such time any of the Rights Certificates has been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates has not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Stockholder Rights Certificates and in this Agreement.

Section 20.          Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement, upon the following terms and conditions, by all of which the Company and the holders of Rights, by their acceptance thereof, shall be bound:

(a)         The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the opinion of such counsel shall be full authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

(b)         Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, President, Chief Financial Officer or Secretary of the Company, or any other authorized officer of the Company, and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)         The Rights Agent shall be liable hereunder only for its own and its employee’s, directors’, officers’ and agents’ negligence, bad faith or willful misconduct.

(d)         The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)         The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment or calculation required under Section 11, Section 14 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Rights Certificates subject to the terms and conditions hereof after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Class A Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Class A Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)          The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)         The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, President, Chief Financial Officer or Secretary of the Company, or any other authorized officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any such officer of the Company actually receives such application, unless any such officer has consented in writing to an earlier date) unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

(h)         The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)          The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default or misconduct, absent negligence, bad faith or willful misconduct of such attorney or agent.

(j)          No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)         If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.          Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice to the Company and, if such resignation or discharge occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent upon no less than thirty (30) days’ notice to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or of any state of the United States (so long as such Person is authorized to do business as a banking institution in such state), in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Time, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.          Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Time and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded prior to the Distribution Time, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.          Redemption and Termination.

(a)         The Board may, at its option, at any time prior to the Final Expiration Time (such time being hereinafter referred to as the “Redemption Period”), cause the Company to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Flip-in Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Class A Common Stock (based on the Current Market Price of the Class A Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b)         Immediately upon the action of the Board ordering the redemption of the Rights pursuant to Section 23(a) or such later time as the Board may establish for the effectiveness of such redemption, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within ten (10) days after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Time, on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24.          Exchange.

(a)         The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to Section 7(e)) for shares of Class A Common Stock at an exchange ratio of one share of Class A Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board) of the shares of Class A Common Stock issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)         Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Class A Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any exchange. The Company promptly thereafter shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of shares of Class A Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to Section 7(e)) held by each holder of Rights. Prior to effecting any exchange and registering shares of Class A Common Stock in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e). No failure to give, or any defect in, any notice provided under this Section 24(b) shall affect the validity of any exchange. Any shares of Class A Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and non-assessable shares of Class A Common Stock or of such other securities, as the case may be.

(c)         Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Class A Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e).

(d)         In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock) for shares of Class A Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Class A Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Class A Common Stock shall have the same voting rights as one share of Class A Common Stock.

(e)         In the event that there are not sufficient shares of Class A Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Class A Common Stock for issuance upon exchange of the Rights. In the event the Company, after good faith effort, is unable to take all such actions as may be necessary to authorize such additional shares of Class A Common Stock, the Company shall substitute, for each share of Class A Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Class A Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

(f)          The Company shall not be required to issue fractions of shares of Class A Common Stock or to distribute certificates which evidence fractional shares of Class A Common Stock. In lieu of such fractional shares of Class A Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Class A Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Class A Common Stock. For the purposes of this Section 24(f), the current market value of a whole share of Class A Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.          Notice of Certain Events.

(a)         In the event the Company proposes, at any time after the earlier of the Distribution Time or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by the foregoing clause (i) or (ii) at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Charter; provided further that no such notice is required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b)         In case a Flip-in Event occurs, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references to Preferred Stock in Section 25(a) shall be deemed thereafter to refer to Class A Common Stock and/or, if appropriate, other securities.

Section 26.          Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, (or by facsimile transmission or email, if receipt is confirmed telephonically) addressed (until another address is filed in writing with the Rights Agent) as follows:

Purple Innovation, Inc.
4100 North Chapel Ridge Road Suite 200
Lehi, Utah 84043
Attention: Tricia S. McDermott, Chief Legal Officer and Secretary
Telephone: (801) 766-2623
Email: tricia@purple.com

with a copy (which shall not constitute notice) to:

Foley & Lardner, LLP
777 E Wisconsin Ave.
Milwaukee, Wisconsin 53202
Attention: Steven Barth, Megan Odroniec
Telephone: (414) 297-5662, (813) 225-4117
Email: sbarth@foley.com, modroniec@foley.com

Subject to Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, (or by facsimile transmission or email, if receipt is confirmed telephonically) addressed (until another address is filed in writing with the Company) as follows:

Pacific Stock Transfer Company
6725 Via Austi Pkwy, Suite 300
Las Vegas, Nevada 89119
Attention: Joslyn Claiborne
Telephone: (702) 361-3033
E-mail: jclaiborne@pacificstocktransfer.com

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Time, to the holder of shares of Common Stock) shall be sufficiently given or made if in writing, sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.          Supplements and Amendments. Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement in any respect without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and (b) on or after the Stock Acquisition Date, (i) to make any changes that the Company may deem necessary or desirable that do not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Related Person thereof or any transferee of any Acquiring Person or any Related Person thereof), (ii) to cure any ambiguity or (iii) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein, including any change in order to satisfy any applicable law, rule or regulation. Without limiting the foregoing, the Company, by action of the Board, may, at any time before any Person becomes an Acquiring Person, amend this Agreement to make this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and the shares of Preferred Stock issuable and deliverable upon the exercise of the Rights) as contemplated hereby and to ensure that an Acquiring Person and its Related Persons and transferees do not obtain the benefits thereof, and any amendment in respect of the foregoing shall be deemed not to adversely affect the interests of the holders of Rights. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided that the Company has delivered to the Rights Agent a certificate from the Chief Executive Officer, President, Chief Financial Officer, or Secretary of the Company, or any other authorized officer of the Company, that states that the proposed supplement or amendment complies with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement. Prior to the Distribution Time, the interests of the holders of Rights shall be deemed coincident with the interests of holders of shares of Common Stock.

Section 28.          Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.          Determination and Action by the Board. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination whether or not to redeem the Rights, to exchange the Rights or to amend this Agreement). Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations (including for purposes of the following clause (ii), all omissions with respect to the foregoing) which are done or made by the Board in good faith shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons and (ii) not subject the Board to any liability to the holders of the Rights.

Section 30.          Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock).

Section 31.          Tax Compliance and Withholding. The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to the Internal Revenue Code of 1986, as amended, or by any other applicable federal or state statutes in effect as of the date hereof or subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions in writing to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting or payment except as specifically instructed by the Company.

Section 32.          Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement or the Rights would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth (10th) day following the date of such determination by the Board.

Section 33.          Governing Law; Submission to Jurisdiction. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 33 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 33. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 33. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 34.          Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of the Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

Section 35.          Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.

Section 36.          Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including acts of God, terrorist acts, shortage of supply, breakdowns, interruptions or malfunctions of computer facilities, loss of data due to power failures, mechanical difficulties with information storage or retrieval systems, labor difficulties, war and civil unrest).

* * * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PURPLE INNOVATION, INC.
By:	/s/ Tricia S. McDermott
	Name:	Tricia S. McDermott
	Title:	Chief Legal Officer, Secretary
PACIFIC STOCK TRANSFER COMPANY
By:	/s/ John Buonomo
	Name:	John Buonomo
	Title:	Senior Director

Exhibit A

FORM OF REPRESENTATION AND REQUEST LETTER

This letter is delivered to the Company pursuant to Section 1 of the Stockholder Rights Agreement (the “Agreement”), dated as of June 27, 2024, by and between Purple Innovation, Inc., a Delaware corporation (the “Company”) and Pacific Stock Transfer Company, a registered transfer agent, as rights agent. Capitalized terms used, but not defined, in this letter shall have the respective meanings given them under the Agreement.

By delivery of this letter, [Name] (“Investor”) requests that the Company determine, based on this letter and any other information that the Company believes relevant (which, upon written request of the Company, Investor must provide if it desires to pursue this request), that the Investor’s ownership of Common Stock over the Specified Percentage would not jeopardize or endanger the availability to the Company of the Tax Benefits (such determination, if affirmative, is referred to herein as the “Determination”). The representations, warranties and covenants of Investor contained in this letter are being provided or made solely in connection with Investor’s request that the Company make the Determination, thereby effectuating the exemption (the “Exemption”).

Section 1.            For purposes of this letter, the following terms shall have the meanings indicated:

(a)         The “Applicable Period” means the period beginning with and including the date of this letter and ending at the earlier of (i) the time, if any, following the Determination at which the Exemption is no longer in effect, or (ii) the time at which the Agreement is no longer effective.

(b)         “Common Equivalent Share Number” means the sum of the total number of shares of Common Stock issued and outstanding plus any other shares of Common Stock beneficially owned by such Investor Group or individual Fund.

(c)         A specified Person has “Economic Ownership” of shares if such shares are treated, for purposes of Section 382 of the Code and the Treasury Regulations thereunder, as being owned by the specified Person (or by a Person or group of Persons to which the shares owned by the specified Person are attributed pursuant to Treasury Regulation Section 1.382-2T(h)).

(d)         “Fund” means (i) an investment account that is not itself a Person and that is managed or advised by Investor or by an Affiliate or Associate of Investor, and (ii) any Affiliate or Associate of Investor that is an investment fund.

(e)         “Investor Group” refers collectively to Investor and its Affiliates and Associates (including [__________]), other than the Funds.

Section 2.            Investor makes the following representations, warranties and covenants:

(a)         The aggregate number of shares of Common Stock beneficially owned by the Funds and by the Investor Group and Funds, collectively, are as follows:

Number of Shares of Common Stock
Funds
Investor Group and Funds, collectively

(b)         Investor represents and warrants that the following statements are true and correct at the date of this letter, and that the statements in subparagraphs (b) and (c) below will also be true and correct at all times during the Applicable Period:

(i)          Neither the Investor Group nor any single Fund has Economic Ownership of Common Stock representing more than 4.9% of the Common Equivalent Share Number.

(ii)         With respect to any Common Stock owned by the Investor Group, no member of the Investor Group is acting as a member of a group that both (A) includes any Person other than another member of the Investor Group and (B) is treated as an “entity” under the second sentence of Treasury Regulation Section 1.382-3(a)(1)(i).

(iii)        With respect to any Common Stock owned by a Fund, such Fund is not acting as a member of a group that is treated as an “entity” under the second sentence of Treasury Regulation Section 1.382-3(a)(1)(i).

(c)         Investor acknowledges, understands and agrees that, at all times during the Applicable Period, neither the Investor Group nor any Fund shall acquire (other than through a stock dividend, rights dividend, stock split or similar transaction effected by the Company) any Common Stock (or any interests in an entity that owns, directly or indirectly, any Common Stock) if, immediately after such acquisition, (i) the Investor Group or such Fund would have Economic Ownership of Common Stock representing more than 4.9% of the Common Equivalent Share Number, or (ii) to Investor’s knowledge, any Person other than (x) a member of the Investor Group or (y) such Fund would have Economic Ownership of Common Stock representing more than 4.9% of the Common Equivalent Share Number (and would not have such level of Economic Ownership but for such acquisition by the Investor Group or such Fund).

Investor acknowledges and agrees that the accuracy of the foregoing representations and warranties and compliance with the foregoing covenants are a condition to the Exemption becoming effective and remaining in effect.

* * * * *

Sincerely,
[Name of Investor]
By:
Name:
Title:

Exhibit B

FORM OF
CERTIFICATE OF DESIGNATION
OF
SERIES C JUNIOR PARTICIPATING PREFERRED STOCK
OF
PURPLE INNOVATION, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

The undersigned hereby certifies that the following resolution was duly adopted the board of directors of Purple Innovation, Inc., a Delaware corporation (the “Corporation”), on June 27, 2024:

RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board”) by the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), the Board hereby creates, authorizes and provides for the issue of a series of Preferred Stock, par value $0.0001 per share, of the Corporation, to be designated “Series C Junior Participating Preferred Stock” (hereinafter referred to as the “Series C Preferred Stock”), initially consisting of 300,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series C Preferred Stock are not stated and expressed in the Charter, hereby fixes and herein states and expresses such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows:

Section 1.            Designation and Amount. The shares of such series shall be designated as “Series C Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series C Preferred Stock.

Section 2.            Dividends and Distributions.

(a)         Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (as defined in the Charter) ranking prior and superior to the shares of Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock, in preference to the holders of Class A common stock, $0.0001 par value per share (“Class A Common Stock”), and Class B common stock, $0.0001 par value per share (together with the Class A Common Stock, the “Common Stock”) shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock. In the event the Corporation, at any time after June 27, 2024 (the “Rights Declaration Date”), (x) declares any dividend on Common Stock payable in shares of Common Stock, (y) subdivides the outstanding Common Stock or (z) combines the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)         The Corporation shall declare a dividend or distribution on the Series C Preferred Stock as provided in Section 2(a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series C Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series C Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c)         Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3.            Voting Rights. The holders of shares of Series C Preferred Stock shall have the following voting rights:

(a)         Subject to the provision for adjustment hereinafter set forth, each share of Series C Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)         Except as otherwise provided herein or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)         Except as set forth herein or as otherwise provided by law, holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.            Certain Restrictions.

(a)         Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in Section 2 above are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(b)         declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards or (y) the amount of withholding taxes owed by the holder of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) such purchases necessary to satisfy the issuance of any shares upon the exercise or to satisfy the vesting and settlement of any options, warrants or similar rights or other equity awards pursuant to the terms of the Corporation’s equity plans maintained for the benefit its employees, directors and other service providers; or (C) the repurchase, redemption or other acquisition or retirement for value of any such shares from employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreement pursuant to which such shares were acquired;

(c)         declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(d)         redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock; provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Preferred Stock; or

(e)         purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of capital stock ranking on a parity with the Series C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(f)          The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4(a) above, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.            Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

Section 6.            Liquidation, Dissolution or Winding Up.

(a)         Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series C Liquidation Preference”). Following the payment of the full amount of the Series C Liquidation Preference, no additional distributions shall be made to the holders of shares of Series C Preferred Stock unless, prior thereto, the holders of shares of Common Stock have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series C Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 6(c) below to reflect such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series C Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series C Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series C Preferred Stock, holders of Series C Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b)         In the event, however, that there are not sufficient assets available to permit payment in full of the Series C Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series C Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c)         In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.            No Redemption. The shares of Series C Preferred Stock shall not be redeemable.

Section 8.            Ranking. The Series C Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series provides otherwise.

Section 9.            Amendment. The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series C Preferred Stock, voting separately as a class.

Section 10.          Fractional Shares. Series C Preferred Stock may be issued in fractions of a share that entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series C Preferred Stock.

* * * * * * *

IN WITNESS WHEREOF, the Corporation has executed this Certificate of Designation as of June 27, 2024.

PURPLE INNOVATION, INC.
By:
Name:	Tricia S. McDermott
Title:	Chief Legal Officer, Secretary

Exhibit C

[Form of Rights Certificate]

Certificate No. R- __________ Rights

NOT EXERCISABLE AFTER JUNE 30, 2025 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY OR AN EARLIER “EXPIRATION TIME” (AS DEFINED IN THE STOCKHOLDER RIGHTS AGREEMENT) OCCURS. AS SET FORTH IN THE STOCKHOLDER RIGHTS AGREEMENT, THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE STOCKHOLDER RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN “ACQUIRING PERSON” OR ANY “RELATED PERSON” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE STOCKHOLDER RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN “ACQUIRING PERSON” OR A “RELATED PERSON” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE STOCKHOLDER RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

____________

*     The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

RIGHTS CERTIFICATE
PURPLE INNOVATION, INC.

This certifies that __________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholder Rights Agreement, dated as of June 27, 2024 (as amended from time to time in accordance with its terms, the “Rights Agreement”), by and between Purple Innovation, Inc., a Delaware corporation (the “Company”), and Pacific Stock Transfer Company, the rights agent (and any successor rights agent, the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on June 30, 2025 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series C Junior Participating Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of the Company, at an exercise price of $2.75 per one one-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate properly completed and duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of July 26, 2024, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used but not defined herein shall having the meanings specified in the Rights Agreement.

Upon the occurrence of a Flip-in Event, if the Rights evidenced by this Rights Certificate are Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of any such Acquiring Person or Related Person or (iii) under certain circumstances specified in the Stockholder Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or a Related Person of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-in Event.

As provided in the Rights Agreement, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at a redemption price of $0.0001 per Right or (ii) exchanged in whole or in part for shares of Class A common stock, par value $0.0001 per share, of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights shall terminate and the only right of the holders of Rights shall be to receive the redemption price.

No fractional shares of Preferred Stock shall be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment shall be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it has been countersigned manually or by facsimile signature by the Rights Agent.

* * * * * * *

WITNESS the facsimile signature of the proper officer of the Company.

Dated as of __________, _______
PURPLE INNOVATION, INC.
By:
		Name:	Tricia S. McDermott
		Title:	Chief Legal Officer, Secretary
Countersigned:
PACIFIC STOCK TRANSFER COMPANY
By:
Name:
Title:

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto ___________________________________________________

_______________________________________________________________

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______ as attorney in fact, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ______________, _______
______________________________________
Signature
Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)         this Rights Certificate [    ] is [    ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2)         after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.

Dated: ______________, _______
______________________________________
Signature
Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Stockholder Rights Agreement) and, in the case of an Assignment, shall affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO: PURPLE INNOVATION, INC.

The undersigned hereby irrevocably elects to exercise ______ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)
Dated: ______________, _______
______________________________________
Signature
Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1)         the Rights evidenced by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2)         after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or became an Acquiring Person or a Related Person of an Acquiring Person.

Dated: ______________, _______
______________________________________
Signature
Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Stockholder Rights Agreement), and the Election to Purchase will not be honored.

Exhibit D

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On June 27, 2024, the board of directors (the “Board”) of Purple Innovation, Inc., a Delaware corporation (the “Company”), adopted a stockholder rights agreement and declared a dividend of one right (a “Right”) for each outstanding share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and Class B common stock, par value $0.0001 per share (together with the Class A Common Stock, the “Common Stock”), to stockholders of record at the close of business on July 26, 2024 (the “Record Date”). Each Right entitles its holder, subject to the terms of the Rights Agreement (as defined below), to purchase from the Company one one-thousandth of a share of Series C Junior Participating Preferred Stock, par value $0.0001 per share (“Preferred Stock”), of the Company at an exercise price of $2.75 per Right, subject to adjustment. The description and terms of the Rights are set forth in a stockholder rights agreement, dated as of June 27, 2024 (the “Rights Agreement”), between the Company and Pacific Stock Transfer Company, as rights agent (and any successor rights agent, the “Rights Agent”).

The Board authorized the adoption of the Rights Agreement in an effort to protect stockholder value by attempting to protect the Company’s ability to use its estimated $238 million of net operating losses (“NOLs”) to reduce potential future federal income tax obligations from becoming substantially limited by future ownership of Common Stock.

The Rights Agreement should not interfere with any merger or other business combination approved by the Board.

The Rights. The Rights will attach to any shares of Common Stock that are outstanding on the Record Date and that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below), and in certain other circumstances described in the NOL Rights Plan.

Until the Distribution Time, the Rights will be associated the with Common Stock and will be evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the NOL Rights Plan by reference, and the Rights will be transferable with and only with the underlying shares of Common Stock.

Until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights.

The Rights are not exercisable until the Distribution Time. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and will trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

•        the close of business on the tenth (10th) day after the “Stock Acquisition Date” (which is defined as (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns the Specified Percentage (as defined below) or more of the outstanding shares of Common Stock (with certain exceptions, including those described below) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person) or

•        the close of business on the tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

“Specified Percentage” shall mean 4.9% when referring to the beneficial ownership of any Person.

An Acquiring Person does not include:

•        the Company or any subsidiary of the Company;

•        any officer, director or employee of the Company in his or her capacity as such; or

•        any person or group that, together with its affiliates and associates, as of immediately prior to the first public announcement of the adoption of the NOL Rights Plan, beneficially owns the Specified Percentage or more of the outstanding shares of Common Stock so long as such person or group continues to beneficially own at least the Specified Percentage of the outstanding shares of Common Stock and does not acquire shares of Common Stock to beneficially own an amount equal to or greater than the greater of the Specified Percentage and the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the NOL Rights Plan plus one-half of one percentage point of the then outstanding shares of Common Stock.

In addition, the NOL Rights Plan provides that no person or group will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group as promptly as practicable divests a sufficient number of shares so that such person or group would no longer be an Acquiring Person.

Expiration Time. The Rights will expire on the earliest to occur of (a) the close of business on the date of the Company’s special meeting of the stockholders if a majority of the Company’s stockholders voting do not ratify the NOL Rights Plan, (b) the close of business on June 30, 2025 (the “Final Expiration Time”); (c) the time at which the Rights are redeemed or exchanged by the Company (as described below); (d) the repeal of Section 382 of the Internal Revenue Code of 1986, as amended, if the Board determines that this Agreement is no longer necessary for the preservation of the NOLs; and (e) the beginning of a taxable year of the Company to which the Board determines that no NOLs may be carried forward (the earliest of (a), (b), (c), (d) and (e) being herein referred to as the “Expiration Time”).

Flip-in Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, Preferred Stock having a value equal to two times the exercise price of the Right.

For example, at an exercise price of $2.75 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-in Event would entitle its holder to purchase Preferred Stock equivalent to $5.50 worth of Class A Common Stock for $2.75.

Preferred Stock Provisions. Each share of Preferred Stock, if issued: will not be redeemable, will entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1.00 per share or 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, will entitle the holder thereof to receive $1,000 plus accrued and unpaid dividends per share upon liquidation, will have the same voting power as 1,000 shares of Common Stock and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of Common Stock

Anti-dilution Adjustments. The exercise price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•        in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,

•        if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or

•        upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least one percent (1%) of the exercise price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange. At any time prior to the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (subject to adjustment and payable in cash, Class A Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption or at a later time as the Board may establish for the effectiveness of the redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

At any time before any Acquiring Person, together with all of its affiliates and associates, becomes the beneficial owner of fifty percent (50%) or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate, whose Rights will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Amendment of the NOL Rights Plan. The Company and the Rights Agent may from time to time amend or supplement the NOL Rights Plan without the consent of the holders of the Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate).

Miscellaneous. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Preferred Stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of the Rights as described above.

* * * * *

This description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

PURPLE INNOVATION, INC. SPECIAL MEETING OF STOCKHOLDERS OCTOBER 15, 2024, 10:00 A.M. MOUNTAIN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Todd Vogensen and Tricia McDermott, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of PURPLE INNOVATION, INC. held of record by the undersigned at the close of business on August 20, 2024 at the Special Meeting of Stockholders of PURPLE INNOVATION, INC. to be held on October 15, 2024 at 10:00 a.m., Mountain Time. This year’s meeting will be conducted exclusively via a live audio webcast. In order to attend and vote at the Special Meeting, you must register in advance at https://register.proxypush.com/PRPL prior to the deadline of October 13, 2024 at 5:00 p.m. Eastern Time. Once you have registered to attend, you will receive further instructions via email, including your unique URL link that will allow you access to the Special Meeting and will permit you to submit questions. The meeting webcast will begin promptly at 10:00 a.m. Mountain Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND, IF PRESENTED AT THE SPECIAL MEETING, PROPOSAL NO. 3. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Approve an amendment to Purple Innovation, Inc.’s Second Amended and Restated Certificate of Incorporation, to prohibit certain acquisitions of shares of our common stock in order to protect the tax benefits of our approximately $238 million of net operating loss carryforwards, as described in our Proxy Statement. For Against Abstain 2. Ratify Purple Innovation Inc.’s NOL Rights Plan in order to deter certain acquisitions of shares of our common stock in order to protect the tax benefits of our approximately $238 million of net operating loss carryforwards, as described in our Proxy Statement. For Against Abstain 3. Approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1 and 2, as described in the our Proxy Statement. For Against Abstain THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF EXECUTED BUT NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” PROPOSAL NO. 1, PROPOSALS 2 AND, IF PRESENTED AT THE SPECIAL MEETING, PROPOSAL NO. 3 LISTED ABOVE. Please check this box if you plan to attend the Special Meeting via the live video webcast. DATE: , 2024 Signature Signature Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by an authorized person. Please Date, Sign and Return TODAY in the Enclosed Envelope. No Postage Required if Mailed in the United States.

Do not discard. This is your Proxy Card for voting. See reverse side. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders To Be Held on October 15, 2024 The proxy statement is available at https://annualgeneralmeetings.com/prplsp2024 Voting Instructions You may vote your proxy in the following ways: Via Internet: Login to https://annualgeneralmeetings.com/prplsp2024 Enter your control number (12 digit number located below) Via Mail: Pacific Stock Transfer Company c/o Proxy Department 6725 Via Austi Parkway, Suite 300 Las Vegas, NV 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern Time, on October 14, 2024. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card. If you vote by mail, your vote must be received in sufficient time before the annual meeting.